                                                                   Exhibit 10.09

                                                                  EXECUTION COPY


================================================================================


                          PRODUCT PURCHASE AGREEMENT


                                    BETWEEN


                       CLARK REFINING & MARKETING, INC.


                                      AND


                        PORT ARTHUR COKER COMPANY L.P.





                                August 19, 1999


================================================================================

                               TABLE OF CONTENTS

                                                                                        Page
ARTICLE 1. DEFINITIONS................................................................. 1
         Section 1.1   Definitions..................................................... 1
         Section 1.2   Other Definitional Provisions................................... 2

ARTICLE 2. PURCHASE AND SALE........................................................... 2
         Section 2.1   Purchase and Sale Obligations................................... 2
         Section 2.2   Required Product Mix............................................ 2
         Section 2.3   Clark R&M's Obligations Absolute................................ 3

ARTICLE 3. DELIVERY; TITLE............................................................. 3

ARTICLE 4. PRICE, BILLING AND PAYMENT.................................................. 4
         Section 4.1   Price........................................................... 4
         Section 4.2   Billing......................................................... 4
         Section 4.3   Payment......................................................... 4
         Section 4.4   Recordkeeping; Access to Books and Records...................... 4
         Section 4.5   Interest Rate for Late Payments................................. 4
         Section 4.6   Price and Schedule Adjustments for Non-Specification Products... 4

ARTICLE 5. QUANTITY AND QUALITY DETERMINATION.......................................... 5
         Section 5.1   Quantity Determinations; Metering Facilities.................... 5
         Section 5.2   Quality Determinations.......................................... 5
         Section 5.3   Disclaimer of Warranties........................................ 5
         Section 5.4   Warranty of Title............................................... 5

ARTICLE 6. DEFAULTS, REMEDIES AND TERMINATION.......................................... 6
         Section 6.1   Clark R&M's Right to Terminate.................................. 6
         Section 6.2   Coker Company's Right to Terminate.............................. 6
         Section 6.3   Right to Terminate and Other Remedies of the Coker Company...... 6
         Section 6.4   Termination Option.............................................. 7
         Section 6.5   Non-Exclusive Remedies; Specific Performance.................... 7

ARTICLE 7.  TERM....................................................................... 7

ARTICLE 8. REPRESENTATIONS AND WARRANTIES.............................................. 7
         Section 8.1   Representations and Warranties of the Coker Company............. 7
         Section 8.2   Representations and Warranties of Clark R&M..................... 8

ARTICLE 9. MISCELLANEOUS............................................................... 9
         Section 9.1   Taxes........................................................... 9

         Section 9.2       Intellectual Property; Confidentiality...................     9
         Section 9.3       Maintenance Shutdowns....................................     9
         Section 9.4       Force Majeure............................................     9
         Section 9.5       Cooperation with Other Parties...........................    10
         Section 9.6       Indemnity................................................    10
         Section 9.7       Dispute Resolution.......................................    11
         Section 9.8       Relationship of Parties..................................    11
         Section 9.9       Third Party Beneficiaries................................    11
         Section 9.10      No Indirect Damages......................................    12
         Section 9.11      Assignments..............................................    12
         Section 9.12      Amendments...............................................    12
         Section 9.13      Notices..................................................    12
         Section 9.14      GOVERNING LAW............................................    13
         Section 9.15      Submission to Jurisdiction; Forum Selection..............    13
         Section 9.16      Appointment of Agent for Service of Process..............    14
         Section 9.17      No Waiver................................................    14
         Section 9.18      Counterparts.............................................    14
         Section 9.19      Integration..............................................    14
         Section 9.20      Severability.............................................    14
         Section 9.21      Headings.................................................    15
         Section 9.22      WAIVER OF JURY TRIAL.....................................    15

APPENDIX A -- DEFINITION

EXHIBITS A-1 to A-42 -- PRODUCTS

          PRODUCT PURCHASE AGREEMENT, dated as of August 19, 1999, between Clark Refining & Marketing, Inc., a Delaware corporation ("Clark R&M") and Port Arthur
                                                     ---------
Coker Company L.P., a Delaware limited partnership (the "Coker Company").
                                                         -------------


                                    RECITALS

          WHEREAS, the Coker Company is constructing the Coker Complex on land within the Refinery leased from Clark R&M, which Coker Complex is intended to have at least the Coker Complex Design Capacity;

          WHEREAS, the Coker Company has leased the Ancillary Equipment located within the Refinery, which Ancillary Equipment is being upgraded to have the Crude Design Capacity to permit the production of at least the minimum volume of feedstocks for the Coker Complex to operate at the Coker Complex Design Capacity;

          WHEREAS, the Heavy Oil Processing Facility, consisting of the Coker Complex and the Ancillary Equipment, is expected to produce certain Target Specifications of products;

          WHEREAS, the Coker Company desires to sell, and Clark R&M desires to purchase, all Coker Company products produced by the Heavy Oil Processing Facility; and

          WHEREAS, the obligations of Clark R&M and the rights of the Coker Company hereunder will be assigned to the Financing Parties as security in order to finance the construction of the Coker Complex.

          NOW THEREFORE, for and in consideration of the mutual covenants, premises and agreements set forth herein, and good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:


                             ARTICLE 1. DEFINITIONS

          Section 1.1    Definitions.  Except as contained in this Section 1.1
                         -----------
or as otherwise defined herein, the capitalized terms used herein shall have the respective meanings assigned thereto in Appendix A. For all purposes of this Agreement, the following terms shall have the following meanings:

          "Delivery Point" means for each Product the specification under the
           --------------
heading "Delivery Point" on the Schedule relating to such Product.

          "Product Price" means for each Product the U.S. dollar amount obtained
           -------------
pursuant to the formula under the heading "Price" on the Schedule relating to such Product; provided, however, that to the extent that any Product is
              --------  -------
purchased by Clark R&M and immediately resold to a non-affiliated third party, the "Product Price" for such Product shall be (a) the U.S. dollar amount received by Clark R&M for such Product, less (ii) the applicable marketing fee
                                        ----
for such Product described on the Schedule relating thereto.

          "Target Specification"  means for each Product, the specification of
           --------------------
such Product described under the heading "Target Specification" on the Schedule relating to such Product.


          Section 1.2    Other Definitional Provisions.
                         -----------------------------

          (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Product Purchase Agreement shall refer to this Product Purchase Agreement as a whole and not to any particular provision of this Product Purchase Agreement, and Article, Section and Schedule references are to this Product Purchase Agreement unless otherwise specified.

          (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.


                          ARTICLE 2. PURCHASE AND SALE

          Section 2.1    Purchase and Sale Obligations.  During the term of this
                         -----------------------------
Product Purchase Agreement the Coker Company shall sell and deliver to Clark R&M and Clark R&M shall purchase and accept from the Coker Company all Coker Company intermediate and final Products of the Heavy Oil Processing Facility, in accordance with the terms and conditions herein.

          Section 2.2    Required Product Mix.
                         --------------------

          (a) Unless Clark R&M shall have exercised its option to request a different mix of products pursuant to clause (b) below, the Coker Company agrees to use commercially reasonable efforts to cause the quantity and quality of each Product delivered to Clark R&M hereunder to meet the Target Specification for such Product. Notwithstanding the foregoing, the Coker Company shall have no liability hereunder for failure to deliver the Target Specification of any Product.

          (b) Clark R&M shall have the right to request the Coker Company, and the Coker Company agrees to use commercially reasonably efforts, to alter the quality or quantity specification of any Product or Products; provided that such
                                                              --------
adjustment shall be subject to the following conditions:

               (i) for any calendar month, such request, or combination of requests, shall not require processing by the Ancillary Equipment of less than the Contract Quantity of Coker Company Maya and shall not require processing by the Coker Complex of less than all VTBs produced by the Ancillary Equipment from the processing of the Contract Quantity of the Coker Company Maya;

               (ii) such adjustments will, in the reasonable good faith judgment of Clark R&M, maximize the profitability of the Refinery as a whole in a manner (A) that is mutually beneficial to Clark R&M and the Coker Company and (B) that does not maximize the profit of Clark R&M at the expense of the Coker Company;

               (iii) Clark R&M shall supply to the Coker Company, pursuant to the Services and Supply Agreement, the necessary feedstocks and shall make (or direct the employees of the Coker Company to make, as the case may be) the necessary operational and other adjustments under the Services and Supply Agreement in order to fulfill such request;

               (iv) such adjustments will not (A) materially increase the net reimbursable costs of the Coker Company that are payable under the Services and Supply Agreement, (B) adversely affect the reliability or the useful life of either the Coker Complex or the Ancillary Equipment, or (C) otherwise have a material adverse effect on the physical condition of the Heavy Oil Processing Facility; and

               (v) it is otherwise feasible for the Heavy Oil Processing Facility to produce the quantity and quality of Products so requested.

          Section 2.3  Clark R&M's Obligations Absolute.  This is a "take and
                       --------------------------------
pay contract." The obligation of Clark R&M is to accept and actually take delivery of Products tendered for delivery by the Coker Company and to pay for such Products at the prices and on the other terms set forth herein, absolutely and unconditionally without regard to (i) the validity, regularity or enforceability of this Product Purchase Agreement or any other Project Document,
(ii) any defense, set-off or counterclaim (other than (a) a defense of payment or performance and (b) the netting of sums payable under the Services and Supply Agreement with sums payable hereunder as provided in Article 7 of the Services and Supply Agreement) which may at any time be available to or be asserted by Clark R&M against the Coker Company (whether in connection with this Product Purchase Agreement or any other transaction between Clark R&M and the Coker Company), or (iii) any other circumstance whatsoever which constitutes, or might be construed to constitute, an equitable or legal discharge of Clark R&M from its obligations under this Product Purchase Agreement, in bankruptcy or in any other instance. Clark R&M hereby waives, to the extent permitted by Applicable Law, any and all rights that it may now have or which at any time hereafter may be conferred on it, by statute or otherwise, to terminate, cancel or rescind this Product Purchase Agreement.


                           ARTICLE 3. DELIVERY; TITLE

          The Coker Company shall deliver all Products to be sold hereunder, and title to all such Products shall pass, to Clark R&M at the applicable Delivery Point. At the Delivery Point for any Product, Clark R&M shall take delivery of such Product and the Coker Company's responsibility with respect to such Product shall cease and Clark R&M shall assume all responsibility for, all risk of loss of, or damage to, and deterioration or evaporation of, such Product so delivered.


                     ARTICLE 4. PRICE, BILLING AND PAYMENT

          Section 4.1    Price.  Clark R&M shall pay the Product Price, from
                         -----
time to time, for each Product delivered in accordance with this Product Purchase Agreement.

          Section 4.2    Billing.  Every three (3) calendar days, the Coker
                         -------
Company shall furnish an invoice to Clark R&M setting forth: (i) a calculation of the Product Price for each Product delivered during the preceding three (3) day period, (ii) the total amount payable by Clark R&M to the Coker Company for all such Products for such three (3) day period, and (iii) a calculation of any necessary adjustments to previous invoices pursuant to clause (d) of Section
5.11 of the Services and Supply Agreement or Section 4.6 hereof.

          Section 4.3    Payment. Clark R&M shall pay each invoice within five
                         -------
(5) calendar days of receipt thereof. All invoices will be expressed and paid without set-off, counterclaim, withholding or deduction, in immediately available funds to the account listed on Schedule 4.3 hereto.

          Section 4.4    Recordkeeping; Access to Books and Records.
                         ------------------------------------------

          (a) The Coker Company shall, in accordance with good business practices, keep and maintain such books, records, accounts and other documents which are sufficient to reflect accurately and completely all amounts which form the basis for invoices submitted hereunder including, without limitation, records maintained pursuant to clause (c) of Section 5.11 of the Services and Supply Agreement.

          (b) Clark R&M shall have the right to inspect and examine, during regular business hours and on not less than five (5)calendar days notice to the Coker Company all records maintained pursuant to clause (a) above.

          Section 4.5    Interest Rate for Late Payments.  All amounts payable
                         -------------------------------
hereunder if not paid when due will accrue interest daily at the annual rate of interest announced from time to time for dollars by The Chase Manhattan Bank, N.A. at its offices located in New York, New York as its prime commercial interest rate for U.S. Dollar-denominated loans originated in the United States plus two percent (2%) calculated from the due date of such payment until the date of payment.

          Section 4.6    Price and Schedule Adjustments for Non-Specification
                         ----------------------------------------------------
Products. If a material amount of any Product produced by the Heavy Oil
--------
Processing Facility fails to meet the specifications on the Schedule related to such Product and such failure to meet specifications has a material adverse affect on the fair market value of such Product (or any finished product derived from such Product), then upon written request of either party the parties shall meet to negotiate a good faith and equitable adjustment to the next invoice to be delivered to Clark R&M under Section 4.2; provided, however, that (i) the
                                          --------  -------
failure of such Product to meet its specifications was not caused by a failure of Clark R&M to operate the Heavy Oil Processing Facility in accordance with its obligations under Article 2 of the Services and Supply Agreement, (ii) such lower Product specification was not requested by Clark R&M pursuant to Section
2.2 hereof and (iii) no such adjustment shall become effective until the Independent Engineer issues a certificate approving the reasonableness of such adjustment. If such failure of any Product to meet the specifications on the Schedule related to such Product is due to a design or construction defect of the Coker Complex such that the failure to meet specifications is expected to continue on an on-going basis, the parties shall meet to negotiate a good faith adjustment or adjustments to the applicable Schedule or Schedules; provided,
                                                                   --------
however, that no such adjustment or adjustments shall become effective until the
-------
Independent Engineer issues a certificate approving the reasonableness of such adjustment.


                 ARTICLE 5. QUANTITY AND QUALITY DETERMINATION

          Section 5.1    Quantity Determinations; Metering Facilities.  The
                         --------------------------------------------
quantity of each Product delivered by the Coker Company to Clark R&M shall be measured in accordance with the methods specified under the heading "Quantity Measurement" on the Schedule related to such Product and Section 5.11 of the Services and Supply Agreement.

          Section 5.2    Quality Determinations.  Necessary determinations of
                         ----------------------
the quality of any Product shall be determined in accordance with the sampling procedure for such Product specified under the heading "Quality Measurement" on the Schedule related to such Product and Section 5.11 of the Services and Supply Agreement.

          Section 5.3    Disclaimer of Warranties.  EXCEPT AS EXPRESSLY PROVIDED
                         ------------------------
IN SECTION 5.4, BELOW, THE COKER COMPANY MAKES NO WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE PRODUCTS TO BE SUPPLIED BY THE COKER COMPANY HEREUNDER, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

          Section 5.4    Warranty of Title.  The Coker Company warrants and
                         -----------------
represents to Clark R&M that the Coker Company has good title to, and the valid right to transfer to Clark R&M, all Products delivered hereunder, free and clear of all liens of persons claiming by, through or under the Coker Company.

                 ARTICLE 6. DEFAULTS, REMEDIES AND TERMINATION

          Section 6.1    Clark R&M's Right to Terminate.  A material failure of
                         ------------------------------
the Coker Company to deliver the Products substantially in accordance with the terms contained herein, which remains uncured for a period of sixty (60) consecutive days, shall constitute a Coker Company default hereunder.

          If a Coker Company default occurs and is continuing, Clark R&M after having given the Coker Company and the Financing Parties ninety (90) days prior written notice may terminate this Product Purchase Agreement upon Coker Company's and/or the Financing Parties' subsequent failure to cure such default within such ninety (90) day cure period.

          Section 6.2    Coker Company's Right to Terminate.  Each of the
                         ----------------------------------
following shall constitute a Clark R&M default hereunder:

          (a) Failure by Clark R&M to pay any amount due under this Product Purchase Agreement in excess of $250,000 on the date when payment of such amount is required, which continues uncured for a period of five (5) consecutive days;

          (b) Failure by Clark R&M to perform substantially any material obligation under this Product Purchase Agreement, which failure continues uncured for a period of thirty (30) consecutive days;

          (c) Commencement of insolvency, receivership, reorganization or bankruptcy proceedings by or against Clark R&M, which are not dismissed within sixty (60) days;

          (d) Any material breach of any covenant, representation or warranty of Clark R&M herein that continues uncured for a period of sixty (60) consecutive days;

          (e) Default by Clark R&M under Section 8.2 of the Services and Supply Agreement; or

          (f) Failure by Clark R&M to perform substantially any material obligation under the Ancillary Equipment Site Lease or the Coker Complex Ground Lease, which failure continues uncured for a period of thirty (30) consecutive days.

          Section 6.3    Right to Terminate and Other Remedies of the Coker
                         --------------------------------------------------
Company.
-------

          (a) Upon the occurrence of a Clark R&M default hereunder and subject to the consent of the Financing Parties, the Coker Company may (i) terminate this Product Purchase Agreement and/or (ii) exercise any or all other remedies available to it at law or in equity.

          (b) In the event Clark R&M does not accept delivery of any Product, for any reason, the Coker Company shall have the right to sell such Product to any other purchaser.

          Section 6.4    Termination Option.  Notwithstanding anything to the
                         ------------------
contrary herein and subject to such consent as may be required under the Financing Documents, this Product Purchase Agreement shall terminate at the option of either party hereto should Final Completion (as such term is defined in the EPC Contract) and completion of the Lessor Ancillary Equipment Upgrade not occur on or before March 1, 2002 or such later date for completion of construction of the Heavy Oil Processing Facility as may be contemplated by the Financing Documents.

          Section 6.5    Non-Exclusive Remedies; Specific Performance.  (a) None
                         --------------------------------------------
of the provisions in this Article 6 are intended to be exclusive of, or to limit, any rights available to either party at law or in equity.

          (b) Each of the parties hereto acknowledges and agrees that (i) monetary damages may be an inadequate remedy for a breach of any of the provisions of this Product Purchase Agreement, (ii) in addition to being entitled to exercise all of their rights granted by law, including recovery of damages, the other party shall therefore be entitled to specific performance of the other party's obligations under this Product Purchase Agreement and (iii) in the event of any action for specific performance it shall waive the defense that a remedy at law would be adequate.


                                ARTICLE 7.  TERM

          This Product Purchase Agreement shall become effective on the date hereof and shall continue in effect until the earlier of (a) the date on which this Product Purchase Agreement is terminated pursuant to Article 6, or (b) the date that is thirty (30) years after the date hereof.


                ARTICLE 8. REPRESENTATIONS AND WARRANTIES

          Section 8.1    Representations and Warranties of the Coker Company.
                         ---------------------------------------------------
The Coker Company represents and warrants to Clark R&M that:

          (a) The Coker Company is a corporation duly formed and validly existing under the laws of the State of Delaware; the Coker Company has the power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged in; and the Coker Company is duly qualified to do business in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

          (b) The execution, delivery and performance by the Coker Company of this Product Purchase Agreement has been duly authorized by all necessary corporate action and does not and will not: (1) require any further consent or approval of the members of the Coker Company; (2) contravene the Coker Company's partnership agreement or certificate of limited partnership; (3) violate any provision of any law, rule, regulation, order, writ, judgment, decree, determination, or award presently in effect having applicability to the Coker Company; (4) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Coker Company is a party or by which it or its properties may be bound or affected; (5) result in, or require, the creation or imposition of any lien, upon or with respect to any of the properties now owned or hereafter acquired by the Coker Company; or (6) cause the Coker Company to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award or any such indenture, agreement, lease or instrument.

          (c) This Product Purchase Agreement is in full force and effect and is the legal, valid, and binding obligation of the Coker Company, enforceable against the Coker Company in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, moratorium, insolvency or other similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          Section 8.2    Representations and Warranties of Clark R&M.  Clark R&M
                         -------------------------------------------
represents and warrants to the Coker Company that:

          (a) Clark R&M is a corporation duly formed and validly existing under the laws of Delaware; Clark R&M has the corporate power and authority to own its assets and to transact the business in which it is now engaged or proposed to be engaged in; and Clark R&M is duly qualified to do business in each jurisdiction in which the character of the properties owned by it therein or in which the transaction of its business makes such qualification necessary.

          (b) The execution, delivery and performance by Clark R&M of this Product Purchase Agreement has been duly authorized by all necessary corporate action and does not and will not: (1) require any further consent or approval of the members of Clark R&M; (2) contravene Clark R&M's certificate of incorporation or by laws; (3) violate any provision of any law, rule, regulation, order, writ, judgment, decree, determination, or award presently in effect having applicability to Clark R&M; (4) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Clark R&M is a party or by which it or its properties may be bound or affected; (5) result in, or require, the creation or imposition of any lien, upon or with respect to any off the properties now owned or hereafter acquired by Clark R&M; or (6) cause Clark R&M to be in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination, or award or any such indenture, agreement, lease or instrument.

          (c) This Product Purchase Agreement is in full force and effect and is the legal, valid, and binding obligation of Clark R&M, enforceable against Clark R&M in accordance with its terms, except to the extent that such enforcement may be limited by applicable bankruptcy, moratorium, insolvency, or other similar laws affecting creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                            ARTICLE 9. MISCELLANEOUS

          Section 9.1    Taxes.
                         -----

          (a) Each party shall be solely responsible for payment of (i) any federal, state or local taxes based on upon or measured by such party's income and (ii) personal property taxes levied on or measured by the value of the Products to the extent such taxes are applicable or allocable to periods in which such party had title to the Products so taxed.

          (b) Any sales, use, transfer or similar taxes, now or hereafter imposed, levied or assessed by any governmental authority directly upon the transactions herein provided for shall, if collectible or payable by the Coker Company, be paid or reimbursed by Clark R&M. If Clark R&M claims exemption for any of the aforesaid taxes, then it shall furnish the Coker Company with a properly completed exemption certificate. On items that are to be resold, Clark R&M shall furnish the Coker Company with a properly executed resale certificate. If, at any time, Clark R&M holds a Texas direct payment permit, it shall issue to the Coker Company a properly completed direct payment exemption certificate and thereafter hold harmless and indemnify the Coker Company for any sales or use taxes assessed against the Coker Company by any taxing authority in respect to any taxable sales, including the amounts of any penalties, interest and reasonable attorneys' fees.

          Section 9.2    Intellectual Property; Confidentiality.  Clark R&M
                         --------------------------------------
agrees to be bound by all confidentiality agreements and all agreements with respect to intellectual property rights contained in the other Project Documents.

          Section 9.3    Maintenance Shutdowns.  The parties agree to cooperate
                         ---------------------
in scheduling planned maintenance shutdowns of operating units within the Heavy Oil Processing Facility and within the Clark Equipment in order to minimize the impact on the operations of the other party. Notwithstanding the foregoing, no maintenance shutdown of any unit comprising part of the Clark Equipment shall relieve Clark R&M of its obligation to purchase and take delivery of Products hereunder.

          Section 9.4    Force Majeure.
                         -------------

          (a) If an Event of Force Majeure causes a material adverse effect on a party's ability to carry out its obligations under this Product Purchase Agreement, other than the obligation to pay money, such party shall give to the other party prompt notice of such Event of Force Majeure with reasonably full particulars thereof, and its obligations so far as they are affected by such Event of Force Majeure shall be suspended during but not longer than the continuance of such Event of Force Majeure and such further period thereafter as shall be reasonable in the circumstances.

          (b) As soon as practicable after giving notice under clause (a) above, the claiming party shall provide to the other party confirmation of the particulars required to be given under clause (a) above.

          (c) Nothing in this Section 9.4 shall suspend, excuse or delay any party's obligation to pay under this Product Purchase Agreement.

          (d) The non-performing party shall use reasonable diligence to remedy its inability to perform or to minimize the impact of the Event of Force Majeure as quickly as possible.

          Section 9.5    Cooperation with Other Parties.  Purchaser shall
                         ------------------------------
reasonably cooperate with the Coker Company, the Independent Engineer and the Financing Parties in connection with the Financing Documents and/or any refinancing thereof including, without limitation, the furnishing of such information, the giving of such certificates and the furnishing of a reasonable consent and such reasonable opinions of counsel and other matters as the Coker Company, the Independent Engineer or the Financing Parties may reasonably request in connection with the transactions contemplated hereby or by the Financing Documents.

          Section 9.6   Indemnity.
                        ---------

          (a) The Coker Company shall protect, indemnify, defend and hold harmless Clark R&M, and Clark R&M shall protect, indemnify, defend and hold harmless the Coker Company and the Financing Parties, together with in each case the respective indemnitee's directors, officers, employees and agents (including but not limited to affiliates and their employees) from and against all liabilities, damages, losses, penalties, claims, judgments, awards, costs, expenses (including reasonable legal fees and any fines or assessments charged against it), demands, suits and proceedings of any nature whatsoever for death, injury or property damage that arise out of or are in any manner connected with the negligence or willful misconduct of that party in its performance of this Product Purchase Agreement.

          (b) Each party's obligations with respect to claims and suits covered by this Section are subject to the conditions that (i) the indemnitee gives the indemnitor reasonably prompt notice of any such claim or suit, (ii) the indemnitee cooperates in the defense of any such claim or suit and (iii) the indemnitor has sole control of the defense and settlement to the extent of the indemnitor's liability for any such claim or suit, provided that indemnitor
                                                   --------
shall confirm in writing its obligation to indemnify the indemnitee with respect to all costs and expenses with respect to such claim or suit. Nothing contained in this clause, however, shall preclude the indemnitee from (x) being represented by its own counsel at its own expense or (y) participating in the settlement if the claimed relief is non-monetary in nature.

          (c) The Coker Company hereby agrees that, notwithstanding any provision in this Product Purchase Agreement to the contrary, with respect to any loss that is or would be covered by the policies of insurance specified in
Section 5.13 of the Services and Supply Agreement, Clark R&M shall first seek to recover insurance proceeds under such policies, through submission of a claim and exercise of good faith efforts over the ensuing sixty (60) day period toward recovery of damages under this Product Purchase Agreement.

          Section 9.7    Dispute Resolution.
                         ------------------

          (a) In the event of any dispute arising out of or in connection with this Product Purchase Agreement, Clark R&M or the Coker Company may notify the other party of the nature of the dispute and the parties shall, in good faith and using all reasonable efforts, seek to settle the dispute amicably through negotiation between senior executives. Within twenty (20) days after delivery of such notice, such senior executives shall meet at a mutually acceptable time and place, and thereafter as often as reasonably deemed necessary, to exchange relevant information and to attempt to resolve the dispute. All discussions pursuant to this clause (a) shall be confidential and shall be treated as compromise and settlement negotiations for all purposes including the admission of evidence in any subsequent arbitration. If the matter has not been resolved within sixty (60) days of the delivery of notice of the dispute, or if the parties fail to meet within the twenty-day period referred to above, either party may initiate arbitration of the dispute pursuant to the terms of clause
(b) of this Section.

          (b) All claims and disputes arising out of or in connection with this Product Purchase Agreement shall be settled finally by arbitration under rules applicable to arbitrations of the American Arbitration Association (the "AAA
                                                                         ---
Rules") in effect at such time. The arbitration shall take place in New York
-----
City. Subject to the provisions of paragraph (c) below, the arbitral tribunal shall consist of three arbitrators, one designated by each of the parties and the third, who shall be the chairman of the tribunal, selected by agreement of the two designated arbitrators. In the event the two arbitrators fail to agree on the selection of the chairman, the chairman shall be selected in accordance with AAA Rules. The substantive law applicable to the subject matter of the arbitration shall be the law indicated in Section 12.8. Copies of the request for arbitration and the answer thereto shall be served by a party on the other party in accordance with Section 9.13. Subject to paragraph (c) below, the award of the arbitral tribunal shall be rendered within one hundred eighty (180) days from signature or approval of the terms of reference, subject to extension for good cause only. The award shall be final and binding on the parties, and may be confirmed or embodied in any order or judgment of any court of competent jurisdiction.

          (c) In the case of any claim for damages in a principal amount of two hundred fifty thousand U.S. dollars (U.S.$250,000) or less, (i) the claim shall be resolved by a sole arbitrator selected in accordance with AAA Rules, (ii) the terms of reference shall be signed and any hearing of the matter shall be held within one hundred twenty (120) days following the later of service of the answer and transmission of the file to the arbitrator, and (iii) the arbitrator shall render the award within thirty (30) days after the hearing or, in the event a hearing is not held, signature or approval of the terms of reference, subject extension for good cause only.

          Section 9.8    Relationship of Parties.  Nothing in this Product
                         -----------------------
Purchase Agreement shall be deemed to constitute either party hereto a partner, joint venturer, agent or legal representative of the other party or to create any fiduciary relationship between or among the parties.

          Section 9.9    Third Party Beneficiaries.  (a) The Financing Parties
                         -------------------------
are intended third party beneficiaries of this Product Purchase Agreement and the representations, warranties, covenants and agreements of the parties hereto are made for the benefit of, and may be relied upon by, the Financing Parties.

          (b) The rights and obligations created under this Product Purchase Agreement shall apply exclusively to the parties hereto and their successors and permitted assigns, and no right shall be created in any third party by reason of this Product Purchase Agreement or separate act or action taken independently by either party.

          Section 9.10   No Indirect Damages.  Notwithstanding anything to the
                         -------------------
contrary herein, in no event shall either party be liable for consequential, incidental, indirect, special or punitive damages hereunder including, without limitation, any damages measured by the principal amount of the Coker Company's obligations under the Financing Documents.

          Section 9.11   Assignments.  (a) Clark R&M shall not assign its rights
                         -----------
hereunder without the prior written consent of the Coker Company and the Financing Parties. The Coker Company may assign its rights hereunder to the Financing Parties, as collateral security for its obligations under the Financing Documents, but otherwise shall not assign its rights hereunder without the prior written consent of Clark R&M and the Financing Parties. Clark R&M hereby expressly authorizes the Financing Parties, or the Collateral Trustee acting on behalf of the Financing Parties, as a secured party, to exercise all rights of the Coker Company under this Product Purchase Agreement and to subsequently assign such rights in connection therewith.

          (b) This Product Purchase Agreement shall be binding upon and shall inure to the benefit of, the successors and permitted assigns of Clark R&M and the Coker Company.

          (c) This Product Purchase Agreement shall inure to the benefit of the Collateral Trustee, the Financing Parties and any subsequent transferee or assignee thereof.

          Section 9.12   Amendments.  No amendment, modification or alteration
                         ----------
of the terms hereof shall be binding unless the same is in writing and duly executed by each of the parties hereto.

          Section 9.13   Notices.  Any notice, request, consent, waiver or other
                         -------
communication required or permitted hereunder shall be effective only if it is in writing and personally delivered by hand or by overnight courier or sent by certified or registered mail, postage prepaid, return receipt requested, addressed as follows:


          If to Clark R&M:

               Clark Refining & Marketing, Inc.
               8182 Maryland Avenue
               St. Louis, Missouri 63105
               Attention:  Richard A. Keffer

          If to the Coker Company:

               Port Arthur Coker Company L.P.
               Port Arthur Refinery
               1801 S. Gulfway Drive
               Office Number 36
               Port Arthur, Texas 77640
               Attention:  K.W. Isom

               (or if sent by U.S. Mail:

               Port Arthur Coker Company L.P.
               P.O. Box 908
               Port Arthur, Texas 77641-0908
               Attention:  K.W. Isom)

          Any such notice, request, consent, waiver or other communication required or permitted hereunder, whether to Clark R&M or the Coker Company, shall also be personally delivered by hand or by overnight courier or sent by certified or registered mail, postage prepaid, return receipt requested, to the Collateral Trustee on behalf of the Financing Parties, addressed as follows:

               Bankers Trust Company
               Corporate Trust & Agency Services
               Four Albany Street, 4/th/ Floor
               New York, New York 10006
               Attention: James McDonough


          Section 9.14   GOVERNING LAW.   THE PLACE OF EXECUTION, DELIVERY OR
                         -------------
PERFORMANCE OF THIS AGREEMENT OR OF THE DOMICILE OF THE PARTIES HERETO NOTWITHSTANDING, THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          Section 9.15   Submission to Jurisdiction; Forum Selection.
                         -------------------------------------------

          (a) Each of the parties hereto submits to the non-exclusive jurisdiction of the courts of the State of New York, the State of Texas and the courts of the United States of America located in the State of New York and the State of Texas over (i) any suit, action or proceeding with respect to this Product Purchase Agreement or the transactions contemplated hereby if not settled by arbitration pursuant to Section 9.7 above and (ii) the enforcement of any arbitral award issued pursuant to Section 9.7 above.

          (b) Except for an arbitration award under Section 9.7 hereof, any suit, action or proceeding with respect to this Product Purchase Agreement or the transactions contemplated hereby, or the enforcement of any arbitral award in connection therewith, may be brought only in the courts of the State of New York or the courts of the United States of America located in the State of New York, in each case located in the Borough of Manhattan, City of New York, State of New York. Each of the parties hereto waives any objection that it may have to the venue of such suit, action or proceeding in any such court or that such suit, action or proceeding in such court was brought in an inconvenient court and agrees not to plead or claim the same.

          Section 9.16   Appointment of Agent for Service of Process.  Each
                         -------------------------------------------
party hereto irrevocably appoint CT Corporation, at 1633 Broadway, New York, New York 10019, as its authorized agent in the State of New York upon which process may be served in any suit, action or proceeding with respect to this Product Purchase Agreement or the transactions contemplated hereby, and agrees that service of process upon such agent, and written notice of said service to such party by the person serving the same to the address provided in Section 9.13, shall be deemed in every respect effective service of process upon such party in any such suit or proceeding. Each party hereto further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect so long as this Product Purchase Agreement is in effect pursuant to Article 7.

          Section 9.17   No Waiver.  The waiver of either party of a default or
                         ---------
breach of any provision of this Product Purchase Agreement by the other party shall not operate or be construed to operate as a waiver of any subsequent defaults or breaches of the same or different kind. The failure of a party to exercise any rights hereunder in a particular instance shall not operate as a waiver of such party's right to exercise the same or different rights in subsequent instances. The making or acceptance of a payment by either party with knowledge of the existence a default or breach shall not operate or be construed to operate as a waiver of any default or breach.

          Section 9.18   Counterparts.  This Product Purchase Agreement may be
                         ------------
executed by one or more of the parties to this Product Purchase Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Product Purchase Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          Section 9.19   Integration.  This Product Purchase Agreement and the
                         -----------
other Project Documents represent the agreement of the Coker Company and Clark R&M with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Coker Company or Clark R&M relative to subject matter hereof not expressly set forth or referred to herein or in the other Project Documents.

          Section 9.20   Severability.  Any provision of this Product Purchase
                         ------------
Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          Section 9.21   Headings.  Captions and headings in this Product
                         --------
Purchase Agreement are for reference only and do not constitute a part of the substance of this Product Purchase Agreement.

          Section 9.22   WAIVER OF JURY TRIAL.  THE COKER COMPANY AND CLARK R&M
                         --------------------
HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER PROJECT DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          IN WITNESS WHEREOF, the parties hereto, intending to be legally bound, have caused this Product Purchase Agreement to be signed by their respective officers thereunto duly authorized as of the day and year first set forth above.

                              CLARK REFINING & MARKETING, INC.

                              By:    /s/ Maura J. Clark
                                  ----------------------------------------
                              Name:  Maura J. Clark
                              Title: Exec. Vice Pres. and CFO

                              PORT ARTHUR COKER COMPANY L.P.

                              By:  SABINE RIVER HOLDING CORP.,
                                   General Partner

                                   By:    /s/  Maura J. Clark
                                        ----------------------------------
                                   Name:  Maura J. Clark
                                   Title: Exec. Vice Pres. and CFO

                                               APPENDIX A -- DEFINITIONS TO THE:
                                                   Services and Supply Agreement
                                                      Product Purchase Agreement
                                                      Coker Complex Ground Lease
                                                  Ancillary Equipment Site Lease
                                               Transfer and Assignment Agreement


          General Provisions
          ------------------

          The following terms shall have the following meanings for all purposes of the Services and Supply Agreement, the Product Purchase Agreement, Coker Complex Ground Lease, the Ancillary Equipment Site Lease and the Transfer and Assignment Agreement, each referred to below, unless otherwise defined in such agreements or the context thereof shall otherwise require, and such meanings shall be equally applicable to both the singular and the plural forms of the terms herein defined. In the case of any conflict between the provisions of this Appendix A and the provisions of the main body of any of the above agreements, the provisions of the main body of such agreement shall control the construction of such agreement.

          Unless the context otherwise requires, references to (i) agreements shall include sections, schedules, exhibits and appendices thereto and shall be deemed to mean and include such agreement (and sections, schedules, exhibits and appendices) as the same may be amended, supplemented and otherwise modified from time to time, (ii) parties to agreements or government agencies shall be deemed to include the permitted successors and assigns of such parties and the successors and assigns of such agencies and (iii) laws or regulations shall be deemed to mean such laws or regulations as the same may be amended from time to time and any superseding laws or regulations covering the same subject matter.

          "Actual Coker Capacity" means with respect to the Coker, its capacity,
           ---------------------
from time to time, to process feedstreams.

          "Actual Crude Capacity" means with respect to the Ancillary Equipment,
           ---------------------
its capacity, from time to time, to process crude oil.

          "Actual Hydrocracker Capacity" means with respect to the Hydrocracker,
           ----------------------------
its capacity, from time to time, to process gas oil.

          "Adjacent Refinery Property" means the land described on Exhibit B to
           --------------------------
the Coker Complex Ground Lease and also on Exhibit C to the Ancillary Equipment Site Lease.

          "Amine Treating Unit" means the amine treating unit to be constructed
           -------------------
at the Refinery and designated ATU 7841.

          "Ancillary Equipment" means, collectively, the Crude Unit and the
           -------------------
other processing units described on Exhibit B to the Ancillary Equipment Site Lease.

          "Ancillary Equipment Easement" has the meaning given such term in
           ----------------------------
Section 2.2 of the Ancillary Equipment Site Lease.

          "Ancillary Equipment Operating Fee" has the meaning given such term in
           ---------------------------------
Section 13.2(b) of the Ancillary Equipment Site Lease.

          "Ancillary Equipment Site" has the meaning given such term in Section
           ------------------------
2.1 of the Ancillary Equipment Site Lease.

          "Ancillary Equipment Site Initial Term" means the period commencing on
           -------------------------------------
the August 19, 1999 and ending on August 19, 2029.

          "Ancillary Equipment Site Lease" means the Ancillary Equipment Site
           ------------------------------
Lease and Easement Agreement, dated as of August 19, 1999, between Clark R&M and the Coker Company.

          "Ancillary Equipment Site Leasehold" has the meaning given such term
           ----------------------------------
in Section 2.1 of the Ancillary Equipment Site Lease.

          "Ancillary Equipment Site Lease Term" has the meaning given such term
           -----------------------------------
in Article XX of the Ancillary Equipment Site Lease.

          "Ancillary Equipment Site Renewal Term" means each period following
           -------------------------------------
the end of the Ancillary Equipment Initial Term with respect to which Lessee has the option to renew the Ancillary Equipment Site Lease pursuant to Article XX of the Ancillary Equipment Site Lease.

          "Ancillary Equipment Upgrade Contract" means the Reimbursable Contract
           ------------------------------------
for Engineering, Procurement and Construction, dated as of March 24, 1998, between Clark R&M and the Contractor, as amended by Amendment No. One, dated as of August 19, 1999, as further amended, supplemented or otherwise modified from time to time.

          "Annual Budget and Operating Plan" means, for any Operating Year, the
           --------------------------------
budget and operating plan in effect pursuant to Section 6 of the Services and Supply Agreement.

          "Applicable Law" means, collectively, (i) all Permits and (ii) all
           --------------
laws, treaties, ordinances, judgments, decrees, injunctions, writs, orders and stipulations of any court, arbitrator or governmental agency or authority and statutes, rules, regulations, orders and interpretations thereof of any federal, state, county, municipal, regional, environmental or other governmental body, instrumentality, agency, authority, court or other body applicable from time to time to the Refinery, the operation or maintenance of the Refinery, or the performance of any obligations under the Clark R&M Agreements, any other Project Document or any other agreement entered into in connection therewith.

          "Appraisal Procedure" with respect to any renewal option of any lease,
           -------------------
means a procedure whereby two independent Qualified Appraisers, one appointed by the lessor and one by the lessee, shall agree upon the value, period, amount or determination then the subject of an appraisal, as follows: If either the lessor or the lessee shall determine that a value, period or amount of determination to be determined under such lease or any related document cannot timely be established by agreement, such party shall appoint its Qualified Appraiser and give notice thereof to the other party, which shall appoint its Qualified Appraiser within 10 days thereafter. If such other party does not appoint its Qualified Appraiser within such ten day period, the determination of the first Qualified Appraiser made within 20 days thereafter shall be conclusive and binding on the lessor and the lessee. If within 20 days after appointment of the second of the two Qualified Appraisers, such Qualified Appraisers are unable to agree upon the value, period, amount or determination in question, they jointly shall appoint a third Qualified Appraiser within 10 days thereafter, or, if they do not do so, either the lessor or the lessee may request the American Arbitration Association office in Houston, Texas (or if no such office exists at such time, the American Arbitration Association office in New York, New York), or any organization successor thereto, to appoint the third Qualified Appraiser from a panel of arbitrators knowledgeable on the subject of refinery land and asset valuations in the Texas Gulf Coast area. The decision of the third Qualified Appraiser shall be given within 20 days after his appointment. If three Qualified Appraisers shall be so appointed, the average of all three determinations shall be conclusive and binding on the lessor and the lessee unless the determination of one Qualified Appraiser is disparate from the middle determination by more than twice the amount by which the third determination is disparate from the middle determination, in which case the determination of the most disparate Qualified Appraiser shall be excluded and the average of the remaining two determinations shall be conclusive and binding on the lessor and the lessee. The obligation to pay the fees and expenses of Qualified Appraisers incurred in connection with any Appraisal Procedure shall be divided equally between the lessor and the lessee.

          "Auxiliary Facilities" has the meaning given such term in Article VI
           --------------------
of the Coker Complex Ground Lease.

          "Auxiliary Rights" has the meaning given such term in Article VI of
           ----------------
the Coker Complex Ground Lease.

          "Available Coker Company Maya" means, for any day, the sum of (a) the
           ----------------------------
Contract Quantity for such day, plus (b) the extent, if any, that the Available
                                ----
Coker Company Maya for the preceding day exceeds the Actual Crude Capacity for such preceding day.

          "Available Coker Company VTBs" means, for any day, the sum of (a) the
           ----------------------------
Coker Company VTBs produced by the Crude Unit on such day, plus  (b) the extent,
                                                           ----
if any that Available Coker Company VTBs for the preceding day exceeds Actual Coker Capacity for such preceding day.

          "Base Case Financial Model" shall mean the financial model described
           -------------------------
on Exhibit A to the Services and Supply Agreement.

          "BPD" has the meaning given such term in the Long-Term Oil Supply
           ---
Agreement.

          "Business Day" means any day other than Saturday, Sunday or a legal
           ------------
holiday in the United States of America.

          "Clark Equipment" means all Clark Refinery Property other than the
           ---------------
Ancillary Equipment.

          "Clark Hydrogen Supply Contract" means the Product Supply Agreement,
           ------------------------------
dated as of August 1, 1999, between Clark R&M and Air Products, Inc.

          "Clark Maya" means Maya Crude Oil purchased by Clark R&M.
           ----------

          "Clark Processing Fee" means, for any monthly period, the total fees
           --------------------
due the Coker Company from Clark R&M for processing services provided pursuant to Sections 3.5, 4.2 and 4.3.

          "Clark R&M" means Clark Refining & Marketing, Inc., a Delaware
           ---------
corporation.

          "Clark R&M Agreements" means, collectively, (i) the Services and
           --------------------
Supply Agreement, (ii) the Product Purchase Agreement, (ii) the Coker Complex Ground Lease and (iv) the Ancillary Equipment Site Lease.

          "Clark Refinery Property" means all real and personal property owned
           -----------------------
by Clark R&M and located at the Refinery.

          "Coker" means the delayed coker to be constructed at the Refinery and
           -----
designated DCU 843.

          "Coker Company" means Port Arthur Coker Company L.P., a Delaware
           -------------
limited partnership.

          "Coker Company Crude Oil Volume" means, on any day, the volume, stated
           ------------------------------
in BPD, of Coker Company-owned crude oil processed through the Crude Unit.

          "Coker Company Maya" means Maya Crude Oil purchased by the Coker
           ------------------
Company.

          "Coker Complex"means, collectively, the Coker, the Hydrocracker, the
           -------------
Sulfur Plant, the Sour Water Stripper, the Amine Treating Unit and the Coker Complex Offsites.

          "Coker Complex Design Capacity" means with respect to the Coker
           -----------------------------
Complex, its nameplate capacity, stated in BPD, to process feedstocks.

          "Coker Complex Ground Lease"  means the Coker Complex Ground Lease and
           --------------------------
Blanket Easement Agreement, dated as of August 19, 1999, between Clark R&M and the Coker Company.

          "Coker Complex Ground Lease Term" has the meaning given such term in
           -------------------------------
Article XX of the Coker Complex Ground Lease.

          "Coker Complex Initial Term" means the period commencing on August 19,
           --------------------------
1999 and ending on August 19, 2029.

          "Coker Complex Leasehold" has the meaning given such term in Section
           -----------------------
2.1 of the Coker Complex Ground Lease.

          "Coker Complex Offsites" means, collectively, (a) the control room,
           ----------------------
flare, cooling tower, sulfur loading facilities and power station no. 6 that are being constructed pursuant to the EPC Contract and (b) the coker feed tank nos. 108 and 109 that are being modified pursuant to the EPC Contract.

          "Coker Complex Renewal Term" means each period following the end of
           --------------------------
the Initial Term with respect to which Lessee has the option to renew the Coker Complex Ground Lease pursuant to Article XX of the Coker Complex Ground Lease.

          "Coker Complex Site" has the meaning give such term in Section 2.1(a)
           ------------------
of the Coker Complex Ground Lease.

          "Coker Design Capacity" means with respect to the Coker, its nameplate
           ---------------------
capacity, stated in BPD, to process feedstocks.

          "Collateral Trustee"  means the collateral trustee granted a security
           ------------------
interest, on behalf of the Financing Parties, in the Senior Debt pursuant to the Financing Documents and any successor collateral trustee thereunder.

          "Common Security Agreement" means the Common Security Agreement, dated
           -------------------------
as of August 19, 1999, among the Coker Company, the Funding Company, Sabine, Neches, Bankers Trust Company, as Collateral Trustee and Depositary Bank, Deutsche Bank AG, New York Branch, as Administrative Agent, Winterthur International Insurance Company Limited, as Oil Payment Insurers Administrative Agent and HSBC Bank USA, as Capital Markets Trustee,

          "Contract Quantity" means (a) for any day when the Long-Term Oil
           -----------------
Supply Agreement is in effect and PMI has not reduced the volume of Maya available to the Coker Company pursuant thereto, the "Contract Quantity" in effect on such day pursuant to the Long-Term Oil Supply Agreement or such lesser amount of Maya Crude Oil as may be purchased thereunder pursuant to Section 8.2 of the Long-Term Oil Supply Agreement, and (b) for any other day, the amount of Maya Crude Oil sufficient to operate the Coker at eighty percent of Actual Coker Capacity.

          "Contractor" means Foster Wheeler USA Corporation, a Delaware
           ----------
corporation.

          "Crude Design Capacity" means with respect to the Ancillary Equipment,
           ---------------------
its nameplate capacity, stated in BPD, to process heavy crude oil.

          "Crude Unit" means the crude unit and vacuum tower located at the
           ----------
Refinery and collectively designated AVU-146.

          "CRU 1344 Hydrotreater" means the naphtha hydrotreater located at the
           ---------------------
Refinery and designated CRU 1344.

          "Easements" has the meaning given such term in Section 2.2 of the
           ---------
Coker Complex Ground Lease.

          "EPC Contract" means the Contract for Engineering, Procurement and
           ------------
Construction Services, dated as of July 12, 1999, between the Coker Company and the Contractor, as amended, supplemented or otherwise modified from time to time.

          "Event of Force Majeure" means any event or circumstance if (i) such
           ----------------------
event or circumstance is beyond the reasonable control of the affected party and
(ii) such event or circumstance is not the direct or indirect result of a party's negligence or the failure of such party to perform any of its obligations under the applicable Clark R&M Agreement, including, without limitation:

           1. any interruption or cessation in delivery of Coker Company Maya to the Refinery, whether or not due to an event of force majeure under the Long-Term Oil Supply Agreement;

           2. acts of God, epidemic, earthquake, landslide, lightning, fire, explosion, accident, tornado, drought, blight, famine, flood, hurricane, or other extraordinary weather conditions more severe than those experienced at any time in the last thirty (30) years for the geographic area of the Refinery;

           3. acts of a public enemy, war (declared or undeclared), blockade, insurrection, riot or civil disturbance, sabotage, quarantine, or any exercise of the power of eminent domain, police power, condemnation or other taking by or on behalf of any public, quasi-public or private entity;

           4. laws, rules, regulations, orders, judgments or other acts of any foreign, federal, state or local court, administrative agency, governmental body or authority;

           5. strikes, boycotts or lockouts, except any such strike, boycott or lockout that is not national or industry-wide that involves the employees of Clark R&M; and

           6. a partial or entire interruption or other failure of (a) the supply of electricity, water, wastewater treatment, steam, hydrogen or other utilities to the Refinery or any part thereof, or (b) pipeline service, ship or barge service, dock access or usage or other transportation facilities.

          "Excess Coker Capacity" means, for any day, the extent that Actual
           ---------------------
Coker Capacity for such day exceeds the capacity necessary for the Coker to process the Available Coker Company VTBs for such day.

          "Excess Coker Capacity Option" has the meaning given such term in
           ----------------------------
Section 4.2(a) of the Services and Supply Agreement.

          "Excess Crude Capacity" means, for any day, the extent that Actual
           ---------------------
Crude Capacity for such day exceeds the capacity necessary for the Ancillary Equipment to process the Available Coker Company Maya for such day and the light crude oil necessary to process such Available Coker Company Maya.

          "Excess Crude Capacity Option" has the meaning given such term in
           ----------------------------
Section 3.5(b) of the Services and Supply Agreement.

          "Excess Hydrocracker Capacity" means, for any day, the extent that
           ----------------------------
Actual Hydrocracker Capacity for such day exceeds the capacity necessary for the Hydrocracker to process Coker Company VGO produced by the Coker on such day.

          "Excess Hydrocracker Capacity Option" has the meaning given such term
           -----------------------------------
in Section 4.3(a) of the Services and Supply Agreement.

          "Fair Market Rental Value" shall mean, with respect to any land and/or
           ------------------------
equipment to be leased pursuant to a lease, the value, which shall not in any event be less than zero, that would be obtained in an arm's length transaction for cash between an informed and willing lessee and an informed and willing lessor, neither of whom is under any compulsion to lease, for the use of such land and/or equipment for a given period, without regard, in the case of land,
(i) to the value of any equipment or improvements that are not included in such lease but which are located on such land, (ii) to the value of any reversionary interest of the lessor in any equipment or improvements located on such land, whether or not included in such lease, or (iii) to the highest and best use of such land.

          "Final Completion" has the meaning given such term in the EPC
           ----------------
Contract.

          "Financial Close" means the date when the initial funding of the
           ---------------
Senior Debt has occurred.

          "Financing Documents"  has the meaning given such term in the Common
           -------------------
Security Agreement.

          "Financing Parties" means any lender or note purchaser that may at any
           -----------------
time be party to the Financing Documents and any trustee or agent acting on their behalf.

          "Funding Company" means Port Arthur Finance Corp., a Delaware
           ---------------
corporation.

          "GFU 241" means the distillate hydrotreater located at the Refinery
           -------
and designated GFU 241.

          "GFU 242" means the distillate hydrotreater located at the Refinery
           -------
and designated GFU 242.

          "GFU 243" means the distillate hydrotreater located at the Refinery
           -------
and designated GFU 243.

          "Guaranteed Values" has the meaning given such term in the EPC
           -----------------
Contract.

          "Heavy Oil Processing Facility" means, collectively, the Coker Complex
           -----------------------------
and the Ancillary Equipment.

          "Hydrocracker" or "HCU 942" means the hydrocracker to be constructed
           ------------      -------
at the Refinery and designated HCU 942.

          "Hydrogen" means hydrogen purchased by the Coker Company pursuant to
           --------
the Hydrogen Supply Agreement.

          "Hydrogen Supply Agreement" means the Supply Agreement, dated as of
           -------------------------
August 1, 1999, between the Coker Company and Air Products, Inc.

          "Independent Engineer" means Purvin & Gertz, Inc., or successor
           --------------------
thereto appointed pursuant to the Financing Documents.

          "Inflation Factor" shall mean, for any month, (a) the most current
           ----------------
Producer Price Index published by the U.S. Department of Labor, Bureau of Statistics, divided by, (b) the Producer Price Index on August 19, 1999.
            ----------

          "Labor Costs"  shall mean, with respect to any service provided by
           -----------
Clark R&M, all reasonable direct labor costs of Clark R&M in performing such service including wages, salaries, overtime charges, reasonable and customary bonuses, payroll insurance and taxes and holidays, vacations, group medical, dental and life insurance and other employee benefits.

          "LCO" means light cycle oil.
           ---

          "Lessor Ancillary Equipment Upgrade" shall have the meaning given such
           ----------------------------------
term in Section 6.1 of the Ancillary Equipment Site Lease.

          "Lien" any mortgage, security interest, pledge, hypothecation,
           ----
encumbrance or lien (statutory or other) of any kind or nature whatsoever.

          "Long-Term Oil Supply Agreement" means the Maya Crude Oil Sale
           ------------------------------
Agreement, dated as of March 10, 1998, between PMI and Clark R&M, as amended by the First Amendment and Supplement to the Maya Crude Oil Sales Agreement, dated as of August 19, 1999, and as assigned by Clark R&M to the Coker Company pursuant to the Long-Term Oil Supply Agreement Assignment.

          "Long-Term Oil Supply Agreement Assignment" means the Assignment of
           -----------------------------------------
the Long-Term Oil Supply Agreement, dated as of August 19, 1999, by Clark R&M to the Coker Company.

          "Maya Crude Oil" means Mexican crude oil of the "Maya" type, as more
           --------------
particularly described in the Long-Term Oil Supply Agreement and, to the extent necessary, such alternative crude oil(s) and/or other feedstock(s) that may be used to produce the Required Product Mix.

          "Neches" mean Neches River Holding Corp., a Delaware corporation.
           ------

          "Operating Year" means (i) the period beginning on the Start-up Date
           --------------
and ending on the last day of the calendar year in which the Start-up Date occurs and (ii) each calendar year thereafter. All annual amounts set forth in the Clark R&M Agreements shall be adjusted pro rata for the first Operating Year.

          "Performance Test Standards" has the meaning given such term in the
           --------------------------
EPC Contract.

          "Permit"  means any valid waiver, exemption, variance, franchise,
           ------
permit, authorization, license or similar order of or from any federal, state, county, municipal, regional, environmental or other governmental body, instrumentality, agency, authority, court or other body having jurisdiction over the Refinery, the Coker Complex or the Ancillary Equipment or the performance of any obligation under any Clark R&M Agreement, any Project Document or any other agreement in connection therewith.

          "Permitted Liens" means (i) the respective rights and interests
           ---------------
created by or under the Financing Documents and the Project Documents, (ii) Liens for Taxes that either are not delinquent or are being contested in good faith and by appropriate proceedings diligently conducted, so long as such proceedings do not (a) involve a substantial risk of foreclosure, forfeiture, loss or sale of any portion of the Clark Refinery Property subject to the Ancillary Equipment Site Lease or the Coker Complex Ground Lease or interest therein, (b) interfere with the use, possession or disposition of any Clark Refinery Property subject to the Ancillary Equipment Site Lease or the Coker Complex Ground Lease or interest therein or (c) interfere with the payment of rent under the Ancillary Equipment Site Lease or the Coker Complex Ground Lease;
(iii) materialmen's, mechanics', workmen's, repairmen's, employees', carriers', warehousemen's and other like Liens arising in the ordinary course of business for amounts that either are not more than 30 days past due or are being contested in good faith by appropriate proceedings, so long as such proceedings satisfy the conditions for the continuation of proceedings to contest Taxes set forth in clause (ii) above; (iv) Liens of any of the types referred to in clauses (ii) and (iii) above that have been bonded for the full amount in dispute (or as to which other security arrangements reasonably satisfactory to the Collateral Trustee have been made); (v) Liens securing judgments, decrees or orders of any court (i) that are not currently dischargeable or (ii) that have been discharged or stayed or appealed within thirty (30) days after the date of such judgment, decree or order (in the case of a stay or appeal, during the period of such stay or appeal); (vi) other Liens that would not impair (x) the ability of the Coker Company or its successors, assigns or subtenants to operate the Coker Complex in accordance with the Base Case Financial Model or (y) any of the security interests granted, or to be granted, by the Coker Company to the Financing Parties pursuant to the Financing Documents, (vii) with respect to the Ancillary Equipment Site Lease, the Liens listed on Schedule I thereto; and (viii) with respect to the Coker Complex Ground Lease, the Liens listed on Schedule I thereto.

          "Permitted Reimbursable Expenses" shall mean, with respect to any
           -------------------------------
service provided by Clark R&M, any reasonable expense or expenditure incurred in performance of such service including, without limitation, (i) Labor Costs, (ii) purchases of spare parts, tools, equipment, consumables, materials and other supplies necessary for performance of such service and (iii) direct cost of subcontract labor or services needed to perform such service.

          "Person" an individual, partnership, corporation, business trust,
           ------
joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

          "PMI" means P.M.I. Comercio Internacional, S.A. de C.V., a corporation
           ---
organized under the laws of Mexico.

          "Product Purchase Agreement" means the Product Purchase Agreement,
           --------------------------
dated as of August 19, 1999, between Clark R&M and the Coker Company, as amended, supplemented or otherwise modified from time to time.

          "Products" means each product described under the heading "Product" on
           --------
Exhibits A-1 through A-42 to the Product Purchase Agreement.

          "Project Documents" means, collectively, the Services and Supply
           -----------------
Agreement, the Product Purchase Agreement, the Long-Term Oil Supply Agreement, the EPC Contract, the Coker Complex Ground Lease, the Ancillary Equipment Site Lease and the Hydrogen Supply Agreement.

          "Prudent Industry Practice" means those practices, methods, equipment,
           -------------------------
specifications and standards of safety and performance, as the same may change from time to time, as are commonly used in refinery facilities in the United States of a type and size similar to the Refinery.

          "Qualified Appraiser" means an appraisal firm with a national
           -------------------
reputation and experience in appraising facilities of a nature and type similar to the Refinery.

          "Reconciliation Statement" has the meaning given such term in Section
           ------------------------
7.2(a) of the Services and Supply Agreement.

          "Refinery" means, collectively, the existing oil refinery owned by
           --------
Clark R&M located in Port Arthur, Texas, the Ancillary Equipment and the Coker Complex.

          "Regulated Utilities" has the meaning given such term in Section
           -------------------
5.5(f) of the Services and Supply Agreement.

          "Required Product Mix" means, from time to time, the quantity and
           --------------------
quality specifications of products to be produced by the Heavy Oil Processing Facility pursuant to Section 2.2 of the Product Purchase Agreement.

          "Sabine" means Sabine River Holding Corp., a Delaware corporation.
           ------

          "Senior Debt" has the meaning given such term in the Common Security
           -----------
Agreement.

          "Senior Debt Obligations" means the obligations to pay principal and
           -----------------------
interest on the disbursed Senior Debt, and all commissions, fees, indemnitees, prepayment premiums and other amounts payable to the senior lenders under the Financing Documents.

          "Services" has the meaning set forth in Section 2.1  of  the Services
           --------
and Supply Agreement.

          "Services and Supply Agreement" means the Services and Supply
           -----------------------------
Agreement, dated as of August 19, 1999, between Clark R&M and the Coker Company, as amended, supplemented or otherwise modified from time to time.

          "Sour Water Stripper" means the sour water stripper to be constructed
           -------------------
at the Refinery and designated SWS-8747.

          "Standards" means, in addition to any other standards set forth in the
           ---------
EPC Contract, the technical requirements of the Project Documents, generally accepted standards of professional care, skill, diligence and competence applicable to engineering and construction and project management practices, good refinery and petrochemical industry practices for oil refineries of similar size, type and design to the Refinery, manufacturer's specifications and warranty requirements and all Applicable Laws .

          "Start-up Date" means the date on which hydrocarbons are first
           -------------
introduced into the Coker Complex for the processing of test runs under the EPC Contract.

          "Start-up Period" means the period from the Start-up Date until Final
           ---------------
Completion.

          "Sulfur Plant" means the sulfur plant to be constructed at the
           ------------
Refinery and designated SRU 545.

          "Supplies" has the meaning set forth in Section 2.1 of  the Services
           --------
and Supply Agreement.

          "Tax"  means, with respect to any site or parcel of land and the
           ---
improvements thereon, all real estate taxes and assessments, including substitutes therefor or supplements thereto, assessed upon, levied against or imposed on such land and improvements located thereon which accrue and are due and payable during the term of the Coker Complex Ground Lease. Notwithstanding anything to the contrary contained herein, the term "Taxes" shall not include any franchise, income, corporation, inheritance, succession, gift, estate, realty transfer, capital or other tax which may be charged or assessed against Lessor or any income, excess profit or revenue tax or any other tax which may be assessed against or become a lien upon the Coker Complex Site or the rent accruing therefrom.

          "Total Crude Oil Volume" means, for any day, the total daily volume,
           ----------------------
stated in BPD, of crude oil processed by the Crude Unit.

          "Transfer and Assignment Agreement" means the Transfer and Assignment
           ---------------------------------
Agreement, dated as of August 19, 1999, between Clark R&M and the Coker Company, as amended, supplemented or otherwise modified from time to time.

          "VGO" means vacuum gas oil.
           ---

          "VTBs" means vacuum tower bottoms.
           ----

          "Warranties" means the requirements of all warranties and guarantees
           ----------
applicable to equipment and structures constituting the Coker Complex or the Ancillary Equipment provided by the Contractor, subcontractors, vendors, suppliers or others.

                                  EXHIBIT A-1



Product: Wet Gas from AVU 146
-------

Target Specification:
--------------------

     Component                 Typical             Test Method
     ---------                 -------             -----------

     Methane and Ethane        11.00% LV           ASTM D-2163
     Propane                   27.21% LV           ASTM D-2163
     Normal Butane             50.28% LV           ASTM D-2163
     Isobutane                 11.51% LV           ASTM D-2163
     Pentanes and Heavier       0.00% LV           ASTM D-2163

Quantity:  Coker Company shall sell and Clark shall purchase the "Coker Company
--------
Share" of the total output of this Product. The Coker Company Share is defined as the total output of this Product multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

Price:  For contained Methane:  The weighted average delivered cost of natural
-----
gas purchased by Clark converted into dollars per FOEB where 6.0 MMBTU is equivalent to 1.0 FOEB less Fractionation Fee. The conversion of contained methane to FOEB is as follows: Contained Methane (MSCF/D) * 0.0425 (LB/SCF) * 23,840 (BTU/LB) / 1000 / 6.0 (MMBTU/FOEB).

For contained Ethane: The weighted average delivered cost of natural gas purchased by Clark converted into dollars per FOEB where 6.0 MMBTU is equivalent to 1.0 FOEB less Fractionation Fee. The conversion of contained ethane to FOEB is as follows: Contained Ethane (MSCF/D) * 0.0800 (LB/SCF) * 22,169 (BTU/LB) / 1000 / 6.0 (MMBTU/FOEB).

For contained Propane: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu, Texas Eastern Pipeline posting for spot purchases of propane for each publication day less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of propane in the delivered Product.

For contained Normal Butane delivered from October through February: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu, Texas Eastern Pipeline posting for spot purchases of normal butane for each publication day plus 1.25 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of normal butane in the delivered Product.

For contained Normal Butane delivered from March through September: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu, Texas Eastern Pipeline posting for spot purchases of normal butane for each publication day less 3.0 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of normal butane in the delivered Product.

For contained Isobutane: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu posting for spot purchases of isobutane for each publication day plus 1.25 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of isobutane in the delivered Product.

For contained Pentanes and Heavier: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu posting for spot purchases of natural gasoline Non-Dynegy for each publication day less 1.5 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the

Product Purchase Agreement          Page 1                       August 3, 1999

                                  EXHIBIT A-1


Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of pentanes and heavier in the delivered Product.

The Fractionation Fee is calculated as the sum of a variable and fixed fee component as follows:

     Fractionation Fee =      Base Variable Fee * Current Natural Gas / 2.236 +
                              Fixed Variable Fee * (1.02) (N-1998)
     Where:

     Base Variable Fee =      0.627 dollars per barrel
     Current Natural Gas =    The weighted average delivered cost of natural gas
                              purchased by Clark converted into dollars per
                              MMBTU.
     Fixed Variable Fee =     0.344 dollars per barrel
     N =  Current 4 digit year (i.e. 2002)

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of AVU 146.

Quantity Measurement:  Quantity measurements shall be taken at AVU 146 meter FI-
--------------------
500.

Quality Measurement:  Grab samples shall be taken (3) times per week and
-------------------
analyzed by gas chromatography.

Product Purchase Agreement          Page 2                       August 3, 1999

                                  EXHIBIT A-2


Product:  Penhex from AVU 146
-------

Target Specification:
--------------------

     Property                 Typical                Test Method
     --------                 -------                -----------

     IBP                       90  degrees F         ASTM D-86
     5%                       128  degrees F         ASTM D-86
     10%                      140  degrees F         ASTM D-86
     30%                      168  degrees F         ASTM D-86
     50%                      189  degrees F         ASTM D-86
     70%                      209  degrees F         ASTM D-86
     90%                      235  degrees F         ASTM D-86
     95%                      249  degrees F         ASTM D-86
     FBP                      267  degrees F         ASTM D-86

Quantity:  Coker Company shall sell and Clark shall purchase the "Coker Company
--------
Share" of the output of this Product boiling at or below 195 degrees F. The Coker Company Share is defined as the output of this Product boiling at or below 195 (degrees)F multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

Price:  For material boiling at or below 195 degrees F:  The arithmetic average
-----
of the high/low Oil Price Information Service Mont Belvieu posting for spot purchases of natural gasoline Non-Dynegy for each publication day less 1.5 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less 0.5 cents/gallon terminalling fee multiplied by the Inflation Factor less Fractionation Fee. The marketing fee and terminalling fee shall only be assessed if Penhex is sold to a 3/rd/ party.

The Fractionation Fee is calculated as the sum of a variable and fixed fee component as follows:

     Fractionation Fee =      Base Variable Fee * Current Natural Gas / 2.236 +
                              Fixed Variable Fee * (1.02) (N-1998)
     Where:

     Base Variable Fee =      0.627 dollars per barrel
     Current Natural Gas =    The weighted average delivered cost of natural gas
                              purchased by Clark converted into dollars per
                              MMBTU.
     Fixed Variable Fee =     0.344 dollars per barrel
     N =  Current 4 digit year (i.e. 2002)

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of AVU 146.

Quantity Measurement:  Quantity measurements shall be taken at AVU 146 meter FE-
--------------------
461.

Quality Measurement:  Grab samples shall be taken (3) times per week and
-------------------
analyzed by distillation.

Product Purchase Agreement          Page 3                       August 3, 1999

                                  EXHIBIT A-3


Product:  Unfinished Naphtha
-------

Target Specification:  Target specifications for each component are described in
--------------------
Attachments I and II below.

Quantity:  For days that Unfinished Naphtha is excessed to inventory, Coker
--------
Company shall sell and Clark shall purchase the "Coker Company Share" of the excessed Unfinished Naphtha. The Coker Company Share is defined as the excessed Unfinished Naphtha multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

The excessed Unfinished Naphtha is assumed to be composed of Light Naphtha from AVU 146 boiling above 195 (degrees)F and Heavy Naphtha from AVU 146 in exact proportion to the total production of each.

Price:  The price is computed for each component as described in Attachments I
-----
and II below.

Delivery Point/Risk of Loss:  The delivery point and risk of loss for each
---------------------------
component are described in Attachments I and II below.

Quantity Measurement:  Quantity measurements shall be calculated by changes in
--------------------
Unfinished Naphtha inventory utilizing standard yield accounting methods.

Quality Measurement:  Quality measurements for each component are described in
-------------------
Attachments I and II below.

                                 Attachment I
                                 ------------

Component:  Light Naphtha from AVU 146
---------

Target Specification:
--------------------

     Property                 Typical           Test Method
     --------                 -------           -----------

     IBP                       90  degrees F    ASTM D-86
     5%                       128  degrees F    ASTM D-86
     10%                      140  degrees F    ASTM D-86
     30%                      168  degrees F    ASTM D-86
     50%                      189  degrees F    ASTM D-86
     70%                      209  degrees F    ASTM D-86
     90%                      235  degrees F    ASTM D-86
     95%                      249  degrees F    ASTM D-86
     FBP                      267  degrees F    ASTM D-86

     N+A                      27.7% LV          ASTM D-5134 - Modified to C-15

Quantity: For days that Unfinished Naphtha is excessed to inventory, Coker
--------
Company shall sell and Clark shall purchase the "Coker Company Share" of the partial output of this Product boiling above 195 degrees F as defined above.

Price: For material boiling above 195 degrees F:  The arithmetic average of the
-----
high/low Oil Price Information Service posting for spot purchases of U.S. Gulf Coast Naphtha (Domestic 40 N+A) for each publication day less 0.15 cents/gallon/N+A number below 40 N+A plus 0.15 cents/gallon/N+A number above 40 N+A less 2.5 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less 0.5 cents/gallon terminalling fee multiplied by the Inflation Factor less Fractionation Fee. The marketing fee and terminalling fee shall only be assessed if

Product Purchase Agreement          Page 4                       August 3, 1999

                                  EXHIBIT A-3


Unfinished Naphtha is sold to a 3/rd/ party.

The Fractionation Fee is calculated as the sum of a variable and fixed fee component as follows:

     Fractionation Fee =      Base Variable Fee * Current Natural Gas / 2.236 +
                              Fixed Variable Fee * (1.02) (N-1998)
     Where:

     Base Variable Fee =      0.627 dollars per barrel
     Current Natural Gas =    The weighted average delivered cost of natural gas
                              purchased by Clark converted into dollars per
                              MMBTU.
     Fixed Variable Fee =     0.344 dollars per barrel
     N =  Current 4 digit year (i.e. 2002)

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of AVU 146.

Quantity Measurement:  Quantity measurements shall be taken at AVU 146 meter FE-
--------------------
461.

Quality Measurement:  Grab samples shall be taken (3) times per week and
-------------------
analyzed by gas chromatography and distillation.

                                 Attachment II
                                 -------------

Component:  Heavy Naphtha from AVU 146
---------

Target Specification:
--------------------

     Property        Specification               Test Method
     --------        -------------               -----------

     FBP             390 degrees F Maximum       ASTM D-86
     N+A             34.7% LV Typical            ASTM D-5134 - Modified to C-15

Quantity:  For days that Unfinished Naphtha is excessed to inventory, Coker
--------
Company shall sell and Clark shall purchase the "Coker Company Share" of the partial output of this Product as defined above.

Price:  The arithmetic average of the high/low Oil Price Information Service
-----
posting for spot purchases of U.S. Gulf Coast Naphtha (Domestic 40 N+A) for each publication day less 0.15 cents/gallon/N+A number below 40 N+A day plus
0.15 cents/gallon/N+A number above 40 N+A less 2.5 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less 0.5 cents/gallon terminalling fee. The marketing fee and terminalling fee shall only be assessed if Unfinished Naphtha is sold to a 3/rd/ party.

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of AVU 146.

Quantity Measurement:  Quantity measurements shall be taken at AVU 146 meter FI-
--------------------
436.

Quality Measurement:  Grab samples shall be taken (3) times per week and
-------------------
analyzed by gas

Product Purchase Agreement          Page 5                       August 3, 1999

                                  EXHIBIT A-3


chromatography and distillation.

Product Purchase Agreement          Page 6                       August 3, 1999

                                  EXHIBIT A-4


Product:  Unfinished Jet from AVU 146
-------


Target Specification:
--------------------

      Property            Specification              Test Method
      --------            -------------              -----------
      API Gravity         37.0 Minimum               ASTM D-1298, ASTM D-287,
                                                     or ASTM D-4052
      API Gravity         51.0 Maximum               ASTM D-1298, ASTM D-287,
                                                     or ASTM D-4052
      Freezing Point      -40 Degrees C Maximum      ASTM D-2386 or ASTM D-5972
      Flash Point         108 Degrees F Minimum      ASTM D-56
      10%                 400 Degrees F Maximum      ASTM D-86
      FBP                 572 Degrees F Maximum      ASTM D-86

      Target specifications are based on current fungible aviation fuel namely Colonial 54 Grade Jet Fuel. To the extent the specifications change for Colonial 54 Grade Jet Fuel the target specifications will be changed accordingly.

Quantity:  For days that Unfinished Jet is excessed to inventory, Coker Company
--------
shall sell and Clark shall purchase the "Coker Company Share" of the excessed Unfinished Jet. The Coker Company Share is defined as the excessed Unfinished Jet multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

Price: The arithmetic average of the high/low Platt's Oilgram Price Report U. S.
-----
Gulf Coast Waterborne posting for spot purchases of No.2(0.2 wt% S diesel) for each publication day less 1.5 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less 0.5 cents/gallon terminalling fee multiplied by the quantity of the Product delivered on that day. The marketing fee and terminalling fee shall only be assessed if Unfinished Jet is sold to a 3/rd/ party.

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of AVU 146.

Quantity Measurement:  Quantity measurements shall be calculated by changes in
--------------------
Unfinished Jet inventory utilizing standard yield accounting methods.

Quality Measurement:  Grab samples shall be taken (3) times per week and
-------------------
analyzed by distillation, gravity, freeze point, and flash.

Product Purchase Agreement         Page 7                       August 3, 1999

                                  EXHIBIT A-5

Product:  Unfinished Diesel
-------

Target Specification: :  Target specifications for each component are described
--------------------
in Attachments I and II below.

Quantity:  For days that Unfinished Diesel is excessed to inventory, Coker
--------
Company shall sell and Clark shall purchase the "Coker Company Share" of the excessed Unfinished Diesel only if the calculated Coker Company Share is a positive volume. The Coker Company Share is defined as the excessed Unfinished Diesel less the excessed Light Cycle Oil from FCCU 1241 multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

The excessed Light Cycle Oil from FCCU 1241 is calculated as follows:

     Total Light Cycle Oil from FCCU 1241 - Light Cycle Oil to Cutter - Light Cycle Oil to HCU 942

The excessed Unfinished Diesel is composed of Diesel from AVU 146, Light Gas Oil from DCU 843, and Light Cycle Oil from FCCU 1241. The Coker Company Share of the Unfinished Diesel is composed only of Diesel from AVU 146 and Light Gas Oil from DCU 843. The composition of the Coker Company Share of the Unfinished Diesel is calculated as follows:

     Fraction of Diesel from AVU 146 =   ( Total volume of Diesel from AVU 146 -
                                                  Diesel charge volume to GFU
                                                  241 ) / (Total volume of
                                                  Diesel from AVU 146 - Diesel
                                                  charge volume to GFU 241 +
                                                  Total volume of Light Gas Oil
                                                  from DCU 843 )

     Fraction of Light Gas Oil from DCU 843 =     Total volume of Light Gas Oil
                                                  from DCU 843 / (Total volume
                                                  of Diesel from AVU 146 -
                                                  Diesel charge volume to GFU
                                                  241 + Total volume of Light
                                                  Gas Oil from DCU 843 )

Price:  The price is computed for each component as described in Attachments I
-----
and II below.

Delivery Point/Risk of Loss:  The delivery point and risk of loss for each
---------------------------
component are described in Attachments I and II below.

Quantity Measurement:  Quantity measurements shall be calculated by changes in
--------------------
Unfinished Diesel inventory utilizing standard yield accounting methods. The following meters shall be used as input to the above calculations:

     Total Light Cycle Oil from FCCU 1241:             FCCU 1241 FC-1247
     Light Cycle Oil to Cutter:                   Pump St. 379 FRC-201
     Light Cycle Oil to HCU 942:                       XX-XXXX
     Diesel Charge to GFU 241:                         XX-XXXX
     Diesel from AVU 146:                              See Attachment I
     Light Gas Oil from DCU 843:                       See Attachment II

Quality Measurement: Quality measurements for each component is described in
-------------------
Attachments I and II below.

                                 Attachment I
                                 ------------

Component:  Diesel from AVU 146
---------

Product Purchase Agreement         Page 8                       August 3, 1999

                                  EXHIBIT A-5


Target Specification:
---------------------

     Property           Specification               Test Method
     --------           -------------               -----------

     90%                540 Degrees F Minimum       ASTM D-86
     90%                640 Degrees F Maximum       ASTM D-86
     FBP                690 Degrees F Maximum       ASTM D-86
     Flash Point        130 Degrees F Minimum       ASTM D-93

     Target specifications are based on current fungible transportation diesel fuel namely Colonial 74 Grade Low Sulfur Diesel Fuel. To the extent the specifications change for Colonial 74 Grade Low Sulfur Diesel Fuel the target specifications will be changed accordingly.

Quantity:  For days that Unfinished Diesel is excessed to inventory, Coker
--------
Company shall sell and Clark shall purchase the "Coker Company Share" of the partial output of this Product as defined above.

Price:  The arithmetic average of the high/low Platt's Oilgram Price Report
-----
U. S. Gulf Coast Waterborne posting for spot purchases of No.2(0.2 wt% S diesel) for each publication day less 3.0 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less 0.5 cents/gallon terminalling fee multiplied by the quantity of the Product delivered on that day. The marketing fee and terminalling fee shall only be assessed if Unfinished Diesel is sold to a 3/rd/ party.

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of AVU 146.

Quantity Measurement:  Quantity measurements shall be taken at AVU 146 meter FI-
--------------------
448.

Quality Measurement:  Grab samples shall be taken (3) times per week and
-------------------
analyzed by distillation and flash.

                                 Attachment II
                                 -------------

Component:  Light Gas Oil from DCU 843
---------

Target Specification:
--------------------

     Property           Specification               Test Method
     --------           -------------               -----------

     90%                540 Degrees F Minimum       ASTM D-86
     90%                640 Degrees F Maximum       ASTM D-86
     FBP                690 Degrees F Maximum       ASTM D-86
     Flash Point        130 Degrees F Minimum       ASTM D-93

     Target specifications are based on current fungible transportation diesel fuel namely Colonial 74 Grade Low Sulfur Diesel Fuel. To the extent the specifications change for Colonial 74 Grade Low Sulfur Diesel Fuel the target specifications will be changed accordingly.

Quantity:  For days that Unfinished Diesel is excessed to inventory, Coker
--------
Company shall sell and

Product Purchase Agreement         Page 9                       August 3, 1999

                                  EXHIBIT A-5


Clark shall purchase the "Coker Company Share" of the partial output of this Product as defined above.

Price:  The arithmetic average of the high/low Platt's Oilgram Price
-----
Report U.S. Gulf Coast Waterborne posting for spot purchases of No.2(0.2 wt% S diesel) for each publication day less 5.0 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less 0.5 cents/gallon terminalling fee multiplied by the quantity of the Product delivered on that day. The marketing fee and terminalling fee shall only be assessed if Unfinished Diesel is sold to a 3/rd/ party.

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of DCU 843.

Quantity Measurement:  Quantity measurements shall be taken at DCU 843 meter FE-
--------------------
3599.

Quality Measurement:  Grab samples shall be taken (3) times per week and
-------------------
analyzed by distillation and flash.

Product Purchase Agreement         Page 10                      August 3, 1999

                                  EXHIBIT A-6


Product:  Atmospheric Gas Oil from AVU 146
-------

Target Specification:
--------------------

     Property           Specification               Test Method
     --------           -------------               -----------

     Flash Point        165 Degrees F Minimum       ASTM D-93

Quantity:  Coker Company shall sell and Clark shall purchase the "Coker Company
--------
Share" of the total output of this Product. The Coker Company Share is defined as the output of this product multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

Price:  The arithmetic average of the high/low Oil Price Information Service
-----
posting for spot purchases of U. S. Gulf Coast VGO (High Sulfur) Cargo for each publication day less 2.0 cents/gallon multiplied by the quantity of the Product delivered on that day.

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of AVU 146.

Quantity Measurement:  Quantity measurements shall be taken at AVU 146 meter FI-
--------------------
451.

Quality Measurement:  Grab samples shall be taken (3) times per week and
-------------------
analyzed by flash.

Product Purchase Agreement         Page 11                      August 3, 1999

                                  EXHIBIT A-7


Product:  Light Vacuum Gas Oil from AVU 146
-------

Target Specification:
--------------------

     Property           Specification               Test Method
     --------           -------------               -----------

     Flash Point        165 Degrees F Minimum       ASTM D-93

Quantity:  Coker Company shall sell and Clark shall purchase the "Coker Company
--------
Share" of the total output of this Product. The Coker Company Share is defined as the output of this product multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

Price:  The arithmetic average of the high/low Oil Price Information Service
-----
posting for spot purchases of U.S. Gulf Coast VGO (High Sulfur) Cargo for each publication day less 2.0 cents/gallon multiplied by the quantity of the Product delivered on that day.

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of AVU 146.

Quantity Measurement:  Quantity measurements shall be taken at AVU 146 meter FI-
--------------------
697.

Quality Measurement:  Grab samples shall be taken (3) times per week and
-------------------
analyzed by flash.

Product Purchase Agreement         Page 12                      August 3, 1999

                                  EXHIBIT A-8


Product:  Heavy Vacuum Gas Oil from AVU 146
-------

Target Specification:
--------------------

     Property           Specification               Test Method
     --------           -------------               -----------

     Flash Point        165 Degrees F Minimum       ASTM D-93

Quantity:  Coker Company shall sell and Clark shall purchase the "Coker Company
--------
Share" of the output of this Product which is not processed by HCU 942. The Coker Company Share is defined as the total output of this product less the volume processed by HCU 942 multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

Price:  The arithmetic average of the high/low Oil Price Information Service
-----
posting for spot purchases of U.S. Gulf Coast VGO (High Sulfur) Cargo for each publication day less 2.0 cents/gallon multiplied by the quantity of the Product delivered on that day.

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of AVU 146.

Quantity Measurement:  The total quantity measurement of Heavy Vacuum Gas Oil
--------------------
from AVU 146 shall be taken at AVU 146 meter FI-785. The quantity measurement of Heavy Vacuum Gas Oil from AVU 146 processed by HCU 942 shall be taken as HCU 942 meter FQ-1020 less FCCU 1241 Light Cycle Oil meter XX-XXXX.

Quality Measurement:  Grab samples shall be taken (3) times per week and
-------------------
analyzed by flash.

Product Purchase Agreement         Page 13                      August 3, 1999

                                  EXHIBIT A-9


Product:  Vacuum Tower Bottoms from AVU 146 to Clark Storage
-------

Target Specification:
-----------------------

  Property                    Specification            Test Method
  --------                    -------------            -----------

  Flash Point                 250 Degrees F Minimum    ASTM D-93
  API Gravity                 0.0 Minimum              ASTM D-1298, ASTM D-287,
                                                       or ASTM D-4052
  Viscosity @ 210 Degrees F   230,000 cSt Maximum      ASTM D-445
  Viscosity @ 275 Degrees F   9,400 cSt Maximum        ASTM D-445

Quantity:  Coker Company shall sell and Clark shall purchase the "Coker Company
--------
Share" of the total output of this Product. The Coker Company Share is defined as the total output of this product multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

Price:  The price is calculated by the following formula:
-----

     VTB = ( #6 Fuel - 0.75 - 0.363 * Jet ) / ( 1 - 0.363 ) - 0.042 marketing fee

     Where:

     VTB -   the price of Vacuum Tower Bottoms from AVU 146 to Clark Storage for each publication day multiplied by the quantity of the
                    Product delivered on that day in dollars/barrel.
     #6 Fuel -      the arithmetic average of the high/low Platt's Oilgram Price
                    Report U.S. Gulf Coast Waterborne posting for spot purchases of No.6, 3.5%S for each publication day in dollars/barrel.
     Jet -  the arithmetic average of the high/low Platt's Oilgram Price Report
                    U.S. Gulf Coast Pipeline posting for spot purchases of Jet/Kero 54 for each publication day in dollars/barrel.

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of AVU 146.

Quantity Measurement:  Quantity measurements shall be taken at AVU 146 meter FI-
--------------------
844.

Quality Measurement:  Grab samples shall be taken (3) times per week and
-------------------
analyzed by flash, API gravity, and viscosity.

Product Purchase Agreement         Page 14                      August 3, 1999

                                 EXHIBIT A-10


Product:  Absorber Gas to Refinery Fuel from DCU 843
-------


Target Specification:
--------------------

     Property                 Specification                 Test Method
     --------                 -------------                 -----------
     H2S                      50 ppmw Maximum               Draeger
     Higher Heating Value     1050 BTU/SCF Typical          UOP-539

Quantity:  Coker Company shall sell and Clark shall purchase the "Coker Company
--------
Share" of the total output of this Product. The Coker Company Share is defined as the total output of this Product multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

Price:  The weighted average cost of natural gas purchased by Clark converted
-----
into dollars per FOEB where 6.0 MMBTU is equivalent to 1.0 FOEB.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of DCU 843.

Quantity Measurement:  Quantity measurements shall be taken at DCU 843 meter FE-
--------------------
3619.

Quality Measurement:  Samples shall be taken at least (1) time per day and
-------------------
analyzed by draeger and heating value.

Product Purchase Agreement         Page 15                      August 3, 1999

                                 EXHIBIT A-11

Product: Propane/Propylene Mix from DCU 843
-------
Target Specification:
--------------------

        Component             Specification       Test Method
        ---------             -------------       -----------
        H2S                   100 ppmw Maximum    Draeger
        Ethane                5.0% LV Maximum     ASTM D-2163
        Butane and Heavier    5.0% LV Maximum     ASTM D-2163
        Propane               72.0% LV Typical    ASTM D-2163
        Propylene             28.0% LV Typical    ASTM D-2163

Quantity: Coker Company shall sell and Clark shall purchase the "Coker Company
--------
Share" of the total output of this Product. The Coker Company Share is defined as the output of this product multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

Price: For contained Propane: The arithmetic average of the high/low Oil Price
-----
Information Service Mont Belvieu, Texas Eastern Pipeline posting for spot purchases of propane for each publication day less 0.10 cents/gallon marketing fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of propane in the delivered Product.

For contained Propylene: The arithmetic average of the high/low prices paid by Chevron Chemical Company (CCC) for propylene content in Propane/Propylene mix (of equivalent volumes, specifications, freight costs, delivery periods and other terms and conditions, but excluding purchases from CCC Affiliates or distress purchases) during the calendar month of delivery, but only including one-half of the actual pipeline tariff for comparable material from Mont Belvieu to the Refinery less 0.10 cents/gallon marketing fee.

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss: This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of DCU 843.

Quantity Measurement: Quantity measurements shall be taken at DCU 843 meter
--------------------
FE-3271.

Quality Measurement: Grab samples shall be taken at least (1) time per day and
-------------------
analyzed by draeger and at least (3) times per week and analyzed by gas chromatography.


Product Purchase Agreement           Page 16                      August 3, 1999

                                 EXHIBIT A-12

Product: Butane/Butylene Mix from DCU 843
-------

        Component              Specification         Test Method
        ---------              -------------         -----------

        H2S                    5 ppmw Maximum        Draeger
        Sulfur                 50 ppmw Maximum       ASTM D-4045
        Total Nitrogen         1 ppmw Maximum        ASTM D-4629
        Propane and Lighter    6.0% LV Maximum       ASTM D-2163
        Pentane and Heavier    5.0% LV Maximum       ASTM D-2163
        Hexane and Heavier     0.05% LV Maximum      ASTM D-2163
        Butadiene              0.35% LV Maximum      ASTM D-2163
        Isobutane              13.0% LV Typical      ASTM D-2163
        Normal Butane          47.0% LV Typical      ASTM D-2163
        Butylenes              40.0% LV Typical      ASTM D-2163

Quantity: Coker Company shall sell and Clark shall purchase the "Coker Company
--------
Share" of the total output of this Product. The Coker Company Share is defined as the output of this product multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

Price: For contained Propane and Lighter: The monthly quoted price for Texas
-----
Eastern Natural Gas Spot Market Price as published by "Dynegy", in dollars/MMBTU plus 0.15 dollars/MMBTU multiplied by 6.25 divided by 70.517 multiplied by 100 less 0.10 cents/gallon marketing fee multiplied by the quantity of the Product delivered weighted by the respective volume of propane and lighter in the delivered Product.

For contained Pentane and Heavier: The low Oil Price Information Service Mont Belvieu, posting for spot purchases of Non-Dynegy Natural Gasoline for each publication day less 4.0 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of pentane and heavier in the delivered Product.

For contained Isobutane: The low Oil Price Information Service Mont Belvieu, posting for spot purchases of Isobutane for each publication day less 0.10 cents/gallon marketing fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of isobutane in the delivered Product.

For contained Normal Butane: The low Oil Price Information Service Mont Belvieu, posting for spot purchases of Normal Butane for each publication day less 0.10 cents/gallon marketing fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of Normal Butane in the delivered Product.

For contained Butylenes: The price is calculated by the following formula:

        Butylene =  1.75 * Premium - 1.15 * Isobutane - 10 cents/gallon - 0.10 cents/gallon marketing fee

        Where:

        Butylene -  the price of contained butylenes for each publication day multiplied by the quantity of the Product delivered on that day weighted by the respective volume of Butylene in the
                    delivered Product.
        Premium -   the low Platt's Oilgram Price Report U. S. Gulf Coast
                    Pipeline posting for spot purchases of Premium Unleaded (93
                    Octane, prevailing (non-supplemental) RVP, non-Oxygenated, non Reformulated) for each publication day.
        Isobutane - the low Oil Price Information Service Mont Belvieu, posting for spot purchases of Isobutane for each publication day.

Product Purchase Agreement                   Page 17              August 3, 1999

                                 EXHIBIT A-12

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss: This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of DCU 843.

Quantity Measurement: Quantity measurements shall be taken at DCU 843 meter
--------------------
FE-3210.

Quality Measurement: Grab samples shall be taken at least (1) time per day and
-------------------
analyzed by draeger and at least (3) times per week and analyzed by gas chromatography, MDA Sulfur, and Antek Nitrogen.

Product Purchase Agreement               Page 18                  August 3, 1999

                                 EXHIBIT A-13

Product: Untreated Naphtha from DCU 843
-------

Target Specification:
--------------------

     Property            Specification           Test Method
     --------            -------------           -----------

     FBP                 390 degrees F Maximum   ASTM D-86
     N+A                 25.5% LV Typical        ASTM D-5134 - Modified to C-15
     Existent Washed
       Gums              1 mg/100 ml Maximum     ASTM D-381
     Oxygen Stability    360+ Minimum            ASTM D-525
     Silica              1.5 ppmw Maximum        UOP-484

Quantity: For days that Naphtha from DCU 843 is not treated in the Naphtha
--------
Hydrotreater 1344, Coker Company shall sell and Clark shall purchase the "Coker Company Share" of the Untreated Naphtha from DCU 843 as defined below. The Coker Company Share is defined as the Untreated Naphtha from DCU 843 multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

     Untreated Naphtha from DCU 843 =  Total Naphtha from DCU 843 - Coker
                                      Naphtha to Naphtha Hydrotreater 1344

Price: The arithmetic average of the high/low Oil Price Information Service
-----
posting for spot purchases of U. S. Gulf Coast Naphtha (Domestic 40 N+A) for each publication day less 0.15 cents/gallon/N+A number below 40 N+A plus 0.15 cents/gallon/N+A number above 40 N+A less 4.0 cents/gallon.

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss: This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of DCU 843.

Quantity Measurement: The Total Naphtha from DCU 843 shall be taken at DCU 843
--------------------
meter FE-3755. The quantity measurement of Coker Naphtha to Naphtha Hydrotreater 1344 shall be taken as CCR 1344 meter FRC-601.

Quality Measurement: Grab samples shall be taken (3) times per week and analyzed
-------------------
for each specification.

Product Purchase Agreement              Page 19                   August 3, 1999

                                 EXHIBIT A-14

Product: Hydrogen to DCU 843 Naphtha Hydrotreater
-------

Target Specification:
--------------------

     Component                 Specification        Test Method
     ---------                 -------------        -----------

     H2S                       10 ppmw Maximum      Draeger
     Hydrogen                  84.36% Mole Typical  UOP-539
     Hydrogen                  80.00% Mole Minimum  UOP-539
     Higher Heating Value      500 BTU/SCF Typical  UOP-539

Quantity: Coker Company shall sell and Clark shall purchase the total Hydrogen
--------
requirement necessary to process Clark feedstocks in DCU 843 Naphtha Hydrotreater. Clark's Hydrogen requirement shall be calculated as a portion of the Total Make-up Hydrogen to DCU 843 as follows:

     Hydrogen
     --------

     Clark Hydrogen Portion =      Total Make-up Hydrogen to DCU 843 Naphtha
                              Hydrotreater * (1 - Coker Company Crude Oil Volume / Total Crude Oil Volume )

     Where:

     Total Make-up Hydrogen
     to DCU 843 Naphtha
     Hydrotreater (FOEB/D) =       Total Make-up Hydrogen to DCU 843 Naphtha
                              Hydrotreater (MSCF/D) * Mole Fraction Hydrogen *
                              0.0053 (LB/SCF) * 60,950 (BTU/LB) / 1000 / 6.0
                              (MMBTU/FOEB)

     Non-Hydrogen
     ------------

     Clark Non-Hydrogen Portion =  Total Make-up Hydrogen to DCU 843 Naphtha
                                   Hydrotreater * (1 - Coker Company Crude Oil
                                   Volume / Total Crude Oil Volume ) - Clark
                                   Hydrogen Portion

     Where:

     Total Make-up Hydrogen
     to DCU 843 Naphtha
     Hydrotreater (FOEB/D) =       Total Make-up Hydrogen to DCU 843 Naphtha
                              Hydrotreater (MSCF/D) * Higher Heating Value
                              (BTU/SCF) / 1000 / 6.0 (MMBTU/FOEB)

Price: For Hydrogen: The weighted average delivered cost of hydrogen purchased
-----
by Coker Company from Air Products converted into dollars per FOEB where 6.0 MMBTU is equivalent to 1.0 FOEB.

For Non-Hydrogen: The weighted average delivered cost of natural gas purchased by Clark converted into dollars per FOEB where 6.0 MMBTU is equivalent to 1.0 FOEB.

Delivery Point/Risk of Loss: This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of DCU 843.

Quantity Measurement: Product quantity measurements shall be taken at DCU 843
--------------------
FE-3675.

Quality Measurement: Grab samples shall be taken and analyzed by draeger and at
-------------------
least (3)

Product Purchase Agreement                Page 20                 August 3, 1999

                                 EXHIBIT A-14

times per week and analyzed by gas chromatography.

Product Purchase Agreement              Page 21                   August 3, 1999

                                 EXHIBIT A-15

Product: High Pressure Hydrogen Purge Gas from DCU 843 Naphtha Hydrotreater
-------

Target Specification:
--------------------

     Component               Specification        Test Method
     ---------               -------------        -----------

     H2S                     80 ppmw Maximum      Draeger
     Hydrogen                77.70% Mole Typical  UOP-539
     Hydrogen                75.00% Mole Minimum  UOP-539
     Higher Heating Value    600 BTU/SCF Typical  UOP-539

Quantity: Coker Company shall sell and Clark shall purchase the portion of the
--------
components of this Product produced by Coker Company feedstocks in DCU 843. That portion of each component is calculated as follows:

     Hydrogen
     --------

     Coker Company Hydrogen Portion =  Total Contained Hydrogen in High Pressure
                            Hydrogen Purge Gas * Coker Company Crude Oil Volume / Total Crude Oil Volume

     Where:

     Total Contained Hydrogen in
     High Pressure Hydrogen
     Purge Gas (FOEB/D) = Total High Pressure Hydrogen Purge Gas from DCU 843
                            (MSCF/D) * Mole Fraction Hydrogen * 0.0053 (LB/SCF)
                            * 60,950 (BTU/LB) / 1000 / 6.0 (MMBTU/FOEB)

     Non-Hydrogen
     ------------

     Coker Company Non-Hydrogen Portion =  Total High Pressure Hydrogen Purge
                                 Gas * Coker Company Crude Oil Volume / Total
                                 Crude Oil Volume - Coker Company Hydrogen
                                 Portion

     Where:

     Total High Pressure
     Hydrogen
     Purge Gas (FOEB/D) = Total High Pressure Hydrogen Purge Gas from DCU 843
                          (MSCF/D) * Higher Heating Value (BTU/SCF) / 1000 / 6.0 (MMBTU/FOEB)

Price: For Hydrogen: The weighted average delivered cost of hydrogen purchased
-----
by Coker Company from Air Products converted into dollars per FOEB where 6.0 MMBTU is equivalent to 1.0 FOEB.

For Non-Hydrogen: The weighted average delivered cost of natural gas purchased
----------------
by Clark converted into dollars per FOEB where 6.0 MMBTU is equivalent to 1.0 FOEB.

Delivery Point/Risk of Loss: This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of DCU 843.

Quantity Measurement: Product quantity measurements shall be taken at DCU 843
--------------------
FQ-3735.

Quality Measurement: Grab samples shall be taken and analyzed by draeger and at
-------------------
least (3) times per week and analyzed by gas chromatography.

Product Purchase Agreement              Page 22                   August 3, 1999

                                 EXHIBIT A-16

Product: Heavy Gas Oil from DCU 843
-------

Target Specification:
--------------------

     Property      Specification            Test Method
     --------      -------------            -----------

     Flash Point   165 degrees F Minimum    ASTM D-93

Quantity: Coker Company shall sell and Clark shall purchase the "Coker Company
--------
Share" of the output of this Product which is not processed by HCU 942. The Coker Company Share is defined as the total output of this product less the volume processed by HCU 942 multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

Price: The arithmetic average of the high/low Oil Price Information Service
-----
posting for spot purchases of U. S. Gulf Coast VGO (High Sulfur) Cargo for each publication day less 6.0 cents/gallon multiplied by the quantity of the Product delivered on that day.

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss: This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of DCU 843.

Quantity Measurement: The total quantity measurement of Heavy Gas Oil from DCU
--------------------
843 shall be taken at DCU 843 meter FE-1690. The quantity measurement of Heavy Gas Oil from DCU 843 processed by HCU 942 shall be taken as DCU 843 meter FE-1000.

Quality Measurement: Grab samples shall be taken (3) times per week and analyzed
-------------------
by flash.

                                 EXHIBIT A-17

Product: Petroleum Coke
-------

Target Specification: None
--------------------

Quantity: Coker Company shall sell and Clark shall purchase the "Coker Company
--------
Share" of the total output of this Product. The Coker Company Share is defined as the output of this product multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

Price: Actual 3rd party sales price adjusted back to the custody transfer point
-----
for transportation and storage cost less $0.05 per wet metric ton marketing fee.

Delivery Point/Risk of Loss: This product shall be delivered into railcar or
---------------------------
storage facility and risk of loss shall pass at the point of delivery.

Quantity Measurement / Metering Facilities: Based on invoiced quantity.
------------------------------------------

Quality Measurement:  Based on invoiced quality.
-------------------

Product Purchase Agreement                Page 24                 August 3, 1999

                               EXHIBIT A-18

Product: Hydrogen to HCU 942
-------

Target Specification:
--------------------

        Component    Specification       Test Method
        ---------    -------------       -----------

        Hydrogen     99.9% Mole Minimum  UOP-539

Quantity: Coker Company shall sell and Clark shall purchase the total Hydrogen
--------
requirement necessary to process Clark feedstocks in HCU 942. Clark's Hydrogen requirement shall be calculated as a portion of the Total Make-up Hydrogen to HCU 942 as follows:

        Clark Hydrogen Requirement = Total Make-up Hydrogen to HCU 942 * Clark
                                     Deemed Hydrogen / Total Deemed Hydrogen

        Where:

        Clark Deemed Hydrogen =      Light Cycle Oil to HCU 942 * 2074 + Heavy
                                     Gas Oil from DCU 843 to HCU 942 * ( 1 -
                                     Coker Company Crude Oil Volume / Total
                                     Crude Oil Volume ) * 2169 + ( Heavy Gas Oil from AVU 146 to HCU 942 ) * ( 1 - Coker
                                     Company Crude Oil Volume / Total Crude Oil
                                     Volume ) * 2015

        Total Deemed Hydrogen =      Light Cycle Oil to HCU 942 * 2074 + Heavy
                                     Gas Oil from DCU 843 to HCU 942 * 2169 +
                                     ( Heavy Gas Oil from AVU 146 to HCU 942 ) *
                                     2015

        Heavy Gas Oil from AVU 146 to HCU 942 =   Heavy Gas Oil from AVU 146 &
                                                  Light Cycle Oil to HCU 942 -
                                                  Light Cycle Oil to HCU 942

The above equations are based on the following deemed quantities. Deemed quantities for other feedstock types will be developed as needed to accommodate optimization opportunities.

       -------------------------------------------------------------------------------------
                                                           Heavy Gas Oil      Heavy Gas Oil
        Deemed Quantities             Light Cycle Oil      from DCU 843       from AVU 146
       -------------------------------------------------------------------------------------
         Total Hydrogen
       Consumption (SCF/B)                  2074                2169               2015
       -------------------------------------------------------------------------------------

Price:  The actual cost Coker Company pays for hydrogen under contract with Air
-----
Products.

Delivery Point/Risk of Loss: This product shall be delivered by pipeline to the
---------------------------
battery limit of HCU 942 and risk of loss shall pass at the point of delivery.

Quantity Measurement: The following meters shall be used as input to the above
--------------------
calculations:

         Total Make-up Hydrogen to HCU 942:                          HCU 942 FQ-1700
         Light Cycle Oil to HCU 942:                                 XX-XXXX
         Heavy Gas Oil from DCU 843 to HCU 942:                      DCU 843 FE-1000
         Heavy Gas Oil from AVU 146 & Light Cycle Oil to HCU 942:    HCU 942 FQ-1020

Quality Measurement: Grab samples shall be taken at least (3) times per week and
-------------------
analyzed by gas chromatography.

Product Purchase Agreement              Page 25                   August 3, 1999

                                 EXHIBIT A-19

Product: Stripper Off-Gas from HCU 942

Target Specification:
---------------------

        Component              Specification        Test Method
        ---------              -------------        -----------

        H2S                    50 ppmw Maximum      Draeger
        Water                  2.66% Mole Typical   UOP-539
        Hydrogen               45.76% Mole Typical  UOP-539
        Methane                4.00% Mole Typical   UOP-539
        Ethane                 4.90% Mole Typical   UOP-539
        Propane                13.67% Mole Typical  UOP-539
        Isobutane              11.26% Mole Typical  UOP-539
        Normal Butane          7.83% Mole Typical   UOP-539
        Pentane and Heavier    9.92% Mole Typical   UOP-539

Quantity: Coker Company shall sell and Clark shall purchase the portion of each
--------
component of this Product produced by Coker Company feedstocks in HCU 942. That portion for each component is calculated as follows:

        Hydrogen
        --------

        Coker Company Hydrogen = Total Contained Hydrogen in Stripper Off-Gas *
                    ( Heavy Gas Oil from AVU 146 to HCU 942 + Heavy Gas Oil from DCU 843 to HCU 942 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume / ( Heavy Gas Oil from AVU 146 to HCU 942 + Heavy Gas Oil from DCU 843 to HCU 942 + Light Cycle Oil to HCU 942 )

        Where:

        Total Contained Hydrogen in
        Stripper Off-Gas (FOEB/D) = Total Stripper Off-Gas from HCU 942 (MSCF/D)
                               * Mole Fraction Hydrogen * 0.0053 (LB/SCF) *
                               60,950 (BTU/LB) / 1000 / 6.0 (MMBTU/FOEB)

        Heavy Gas Oil from AVU 146 to HCU 942 =  Heavy Gas Oil from AVU 146 &
                                                 Light Cycle Oil to HCU 942 -
                                                 Light Cycle Oil to HCU 942

        Methane
        -------

        Coker Company Methane =     Total Contained Methane in Stripper Off-Gas
                    * ( Heavy Gas Oil from AVU 146 to HCU 942 * 0.34 + Heavy Gas Oil from DCU 843 to HCU 942 * 0.36 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume / ( Heavy Gas Oil from AVU 146 to HCU 942 * 0.34 + Heavy Gas Oil from DCU 843 to HCU 942 * 0.36 + Light Cycle Oil to HCU 942 * 0.18 )

        Where:

        Total Contained Methane in
        Stripper Off-Gas (FOEB/D) = Total Stripper Off-Gas from HCU 942 (MSCF/D)
                               * Mole Fraction Methane * 0.0425 (LB/SCF) *
                               23,840 (BTU/LB) / 1000 / 6.0 (MMBTU/FOEB)

        Heavy Gas Oil from AVU 146 to HCU 942 =  Heavy Gas Oil from AVU 146 &
                                                 Light Cycle Oil to HCU 942 -
                                                 Light Cycle Oil to HCU 942

Product Purchase Agreement                   Page 26              August 3, 1999

                                 EXHIBIT A-19

     Ethane
     ------

     Coker Company Ethane =       Total Contained Ethane in Stripper Off-Gas
                    * ( Heavy Gas Oil from AVU 146 to HCU 942 * 0.28 + Heavy Gas Oil from DCU 843 to HCU 942 * 0.31 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume / ( Heavy Gas Oil from AVU 146 to HCU 942 * 0.28 + Heavy Gas Oil from DCU 843 to HCU 942 * 0.31 + Light Cycle Oil to HCU 942 * 0.24 )
     Where:

     Total Contained Ethane in
     Stripper Off-Gas (FOEB/D) =  Total Stripper Off-Gas from HCU 942 (MSCF/D) *
                    Mole Fraction Ethane * 0.0800 (LB/SCF) * 22,169 (BTU/LB) / 1000 / 6.0 (MMBTU/FOEB)

     Heavy Gas Oil from AVU 146 to HCU 942 =  Heavy Gas Oil from AVU 146 & Light
                                              Cycle Oil to HCU 942 - Light Cycle
                                              Oil to HCU 942

     Propane
     -------

     Coker Company Propane =      Total Contained Propane in Stripper Off-Gas *
                    ( Heavy Gas Oil from AVU 146 to HCU 942 * 1.30 + Heavy Gas Oil from DCU 843 to HCU 942 * 1.37 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume / ( Heavy Gas Oil from AVU 146 to HCU 942 * 1.30 + Heavy Gas Oil from DCU 843 to HCU 942 * 1.37 + Light Cycle Oil to HCU 942 * 0.87 )
     Where:

     Total Contained Propane in
     Stripper Off-Gas (B/D) = Total Stripper Off-Gas from HCU 942 (MSCF/D) *
                                  Mole Fraction Propane * 0.1187 (LB/SCF) /
                                  177.7 (LB/BBL) * 1000

     Heavy Gas Oil from AVU 146 to HCU 942 =  Heavy Gas Oil from AVU 146 & Light
                                              Cycle Oil to HCU 942 - Light Cycle
                                              Oil to HCU 942


     Isobutane
     ---------

     Coker Company Propane =      Total Contained Isobutane in Stripper Off-Gas
                    * ( Heavy Gas Oil from AVU 146 to HCU 942 * 1.93 + Heavy Gas Oil from DCU 843 to HCU 942 * 2.03 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume / ( Heavy Gas Oil from AVU 146 to HCU 942 * 1.93 + Heavy Gas Oil from DCU 843 to HCU 942 * 2.03 + Light Cycle Oil to HCU 942 * 0.38 )
     Where:

     Total Contained Isobutane in
     Stripper Off-Gas (B/D) = Total Stripper Off-Gas from HCU 942 (MSCF/D) *
                                  Mole Fraction Isobutane * 0.1582 (LB/SCF) /
                                  197.2 (LB/BBL) * 1000

     Heavy Gas Oil from AVU 146 to HCU 942 =  Heavy Gas Oil from AVU 146 & Light
                                              Cycle Oil to HCU 942 - Light Cycle
                                              Oil to HCU 942

Product Purchase Agreement              Page 27                   August 3, 1999

                                 EXHIBIT A-19

     Normal Butane
     -------------

     Coker Company Normal Butane =    Total Contained Normal Butane in Stripper
                              Off-Gas * ( Heavy Gas Oil from AVU 146 to HCU 942
                              * 0.93 + Heavy Gas Oil from DCU 843 to HCU 942 *
                              0.98 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume / ( Heavy Gas Oil from AVU 146 to HCU 942 * 0.93 + Heavy Gas Oil from DCU 843 to HCU 942 * 0.98 + Light Cycle Oil to HCU 942 * 0.18 )
     Where:

     Total Contained Normal Butane
     In Stripper Off-Gas (B/D) =  Total Stripper Off-Gas from HCU 942 (MSCF/D) *
                                 Mole Fraction Normal Butane * 0.1585 (LB/SCF) /
                                 204.6 (LB/BBL) * 1000

     Heavy Gas Oil from AVU 146 to HCU 942 =   Heavy Gas Oil from AVU 146 &
                                               Light Cycle Oil to HCU 942 -Light
                                               Cycle Oil to HCU 942

     Pentane and Heavier
     -------------------

     Coker Company Pentane
     and Heavier = Total Contained Pentane and Heavier in Stripper Off-Gas *
                              ( Heavy Gas Oil from AVU 146 to HCU 942 * 7.23 + Heavy Gas Oil from DCU 843 to HCU 942 * 7.21 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume / ( Heavy Gas Oil from AVU 146 to HCU 942 *
                              7.23 + Heavy Gas Oil from DCU 843 to HCU 942 *
                              7.21 + Light Cycle Oil to HCU 942 * 1.66 )
     Where:

     Total Contained Pentane
     and Heavier In
     Stripper Off-Gas (B/D) = Total Stripper Off-Gas from HCU 942 (MSCF/D) *
                                 Mole Fraction Pentane and Heavier * 0.1980
                                 (LB/SCF) / 221.0 (LB/BBL) * 1000

     Heavy Gas Oil from AVU 146 to HCU 942 =   Heavy Gas Oil from AVU 146 &
                                               Light Cycle Oil to HCU 942 -
                                               Light Cycle Oil to HCU 942

The above equations are based on the following deemed quantities. Deemed quantities for other feedstock types will be developed as needed to accommodate optimization opportunities.

  ---------------------------------------------------------------------------------------
     Deemed Quantities                                   Heavy Gas Oil     Heavy Gas Oil
  (Volume % of Feed Type)       Light Cycle Oil          from DCU 843      from AVU 146
  ---------------------------------------------------------------------------------------
          Methane                    0.18                     0.36              0.34
  ---------------------------------------------------------------------------------------
           Ethane                    0.24                     0.31              0.28
  ---------------------------------------------------------------------------------------
          Propane                    0.87                     1.37              1.30
  ---------------------------------------------------------------------------------------
         Isobutane                   0.38                     2.03              1.93
  ---------------------------------------------------------------------------------------
       Normal Butane                 0.18                     0.98              0.93
  ---------------------------------------------------------------------------------------
      Pentane & Heavier              1.66                     7.21              7.23
  ---------------------------------------------------------------------------------------

Price: For Hydrogen, Methane, and Ethane: The weighted average delivered cost of
-----
natural gas purchased by Clark converted into dollars per FOEB where 6.0 MMBTU is equivalent to 1.0 FOEB less Fractionation Fee.

Product Purchase Agreement              Page 28                   August 3, 1999

                                 EXHIBIT A-19

For contained Propane: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu, Texas Eastern Pipeline posting for spot purchases of propane for each publication day less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of propane in the delivered Product.

For contained Isobutane: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu posting for spot purchases of isobutane for each publication day plus 1.25 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of isobutane in the delivered Product.

For contained Normal Butane delivered from October through February: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu, Texas Eastern Pipeline posting for spot purchases of normal butane for each publication day plus 1.25 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of normal butane in the delivered Product.

For contained Normal Butane delivered from March through September: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu, Texas Eastern Pipeline posting for spot purchases of normal butane for each publication day less 3.0 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of normal butane in the delivered Product.

For contained Pentanes and Heavier: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu posting for spot purchases of natural gasoline Non-Dynegy for each publication day less 1.5 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of pentanes and heavier in the delivered Product.

For all other contained components: All other components are transferred to Clark at no cost.

The Fractionation Fee is calculated as the sum of a variable and fixed fee component as follows:

     Fractionation Fee =    Base Variable Fee * Current Natural Gas / 2.236 +
                            Fixed Variable Fee * (1.02) (N-1998)
     Where:

     Base Variable Fee =    0.627 dollars per barrel
     Current Natural Gas =  The weighted average delivered cost of natural gas purchased by Clark converted into dollars per MMBTU.
     Fixed Variable Fee =   0.344 dollars per barrel
     N =  Current 4 digit year (i.e. 2002)

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss: This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of HCU 942.

Quantity Measurement: Quantity measurements shall be taken at HCU 942 meter
--------------------
FQ-2251. The following meters shall be used as input to the above calculations:

     Light Cycle Oil to HCU 942:          XX-XXXX

Page purchase Agreement              Page 29                      August 3, 1999

                                 EXHIBIT A-19

     Heavy Gas Oil from DCU 843 to HCU 942:                    DCU 843 FE-1000
     Heavy Gas Oil from AVU 146 & Light Cycle Oil to HCU 942:  HCU 942 FQ-1020

Quality Measurement: Grab samples shall be taken at least (1) time per day and
-------------------
analyzed by draeger and at least (3) times per week and analyzed by gas chromatography.

Product Purchase Agreement              Page 30                   August 3, 1999

                                 EXHIBIT A-20

Product: Light Naphtha from HCU 942
-------

Target Specification:
---------------------

        Property                             Specification        Test Method
        --------                             -------------        -----------
        Propane                              0.17% LV Typical     UOP-539
        Isobutane                            1.59% LV Typical     UOP-539
        Normal Butane                        1.56% LV Typical     UOP-539
        Butane and Lighter                   5.00% LV Maximum     UOP-539
        Reid Vapor Pressure @ 100 degrees F  13.5 PSIG Maximum    ASTM D-5191 (Grabner)

Quantity: Coker Company shall sell and Clark shall purchase the portion of this
--------
Product produced by Coker Company feedstocks in HCU 942. That portion is calculated as follows:

        Coker Company Light Naphtha =  Total Light Naphtha * ( Heavy Gas Oil
                            from AVU 146 to HCU 942 * 7.23 + Heavy Gas Oil from DCU 843 to HCU 942 * 7.21 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume / ( Heavy Gas Oil from AVU 146 to HCU 942 * 7.23 + Heavy Gas Oil from DCU 843 to HCU 942 * 7.21 + Light Cycle Oil to HCU 942 * 1.66 )

        Heavy Gas Oil from AVU 146 to HCU 942 =   Heavy Gas Oil from AVU 146 &
                                                  Light Cycle Oil to HCU 942 -
                                                  Light Cycle Oil to HCU 942

The above equations are based on the following deemed quantities. Deemed quantities for other feedstock types will be developed as needed to accommodate optimization opportunities.

     -------------------------------------------------------------------------------
        Deemed Quantities                            Heavy Gas Oil     Heavy Gas Oil
     (Volume % of Feed Type)    Light Cycle Oil      from DCU 843      from AVU 146
     -------------------------------------------------------------------------------
          Light Naphtha              1.66                 7.21              7.23
     -------------------------------------------------------------------------------

Price: The arithmetic average of the high/low Oil Price Information Service Mont
-----
Belvieu posting for spot purchases of natural gasoline Non-Dynegy for each publication day less 1.5 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day.

The Fractionation Fee is calculated as the sum of a variable and fixed fee component as follows:

        Fractionation Fee =   Base Variable Fee * Current Natural Gas / 2.236 +
                              Fixed Variable Fee * (1.02) (N-1998)
        Where:

        Base Variable Fee =   0.627 dollars per barrel
        Current Natural Gas = The weighted average delivered cost of natural gas purchased by Clark converted into dollars per MMBTU.
        Fixed Variable Fee =  0.344 dollars per barrel
        N =  Current 4 digit year (i.e. 2002)

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss: This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of HCU 942.

Product Purchase Agreement             Page 31                    August 3, 1999

                                 EXHIBIT A-20

Quantity Measurement: Quantity measurements shall be taken at HCU 942 meter
--------------------
FQ-2700. The following meters shall be used as input to the above calculations:

     Light Cycle Oil to HCU 942:                               XX-XXXX
     Heavy Gas Oil from DCU 843 to HCU 942:                    DCU 843 FE-1000
     Heavy Gas Oil from AVU 146 & Light Cycle Oil to HCU 942:  HCU 942 FQ-1020

Quality Measurement: Grab samples shall be taken at least (1) time per day and
-------------------
analyzed by draeger and at least (3) times per week and analyzed by gas chromatography, and Grabner vapor pressure.

Product Purchase Agreement                Page 32                 August 3, 1999

                                 EXHIBIT A-21

Product: Heavy Naphtha from HCU 942
-------

Target Specification:
---------------------

        Property         Specification            Test Method
        --------         -------------            -----------

        FBP              390 degrees F Maximum    ASTM D-86
        N+A              73.0% LV Typical         ASTM D-5134 - Modified to C-15

Quantity: Coker Company shall sell and Clark shall purchase the portion of this
--------
Product produced by Coker Company feedstocks in HCU 942. That portion is calculated as follows:

        Coker Company Heavy Naphtha =   Total Heavy Naphtha * ( Heavy Gas Oil
                         from AVU 146 to HCU 942 * 19.96 + Heavy Gas Oil from DCU 843 to HCU 942 * 20.02 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume / ( Heavy Gas Oil from AVU 146 to HCU 942 * 19.96 + Heavy Gas Oil from DCU 843 to HCU 942 * 20.02 + Light Cycle Oil to HCU 942 *
                         14.66 )

        Heavy Gas Oil from AVU 146 to HCU 942 =  Heavy Gas Oil from AVU 146 &
                                                 Light Cycle Oil to HCU 942 -
                                                 Light Cycle Oil to HCU 942

The above equations are based on the following deemed quantities. Deemed quantities for other feedstock types will be developed as needed to accommodate optimization opportunities.

     ----------------------------------------------------------------------------------------
        Deemed Quantities                                   Heavy Gas Oil      Heavy Gas Oil
     (Volume % of  Feed Type)          Light Cycle Oil      from DCU 843       from AVU 146
     ----------------------------------------------------------------------------------------
          Heavy Naphtha                     14.66               20.02              19.96
     ----------------------------------------------------------------------------------------

Price: The arithmetic average of the high/low Oil Price Information Service
-----
posting for spot purchases of U. S. Gulf Coast Naphtha (Domestic 40 N+A) for each publication day less 0.15 cents/gallon/N+A number below 40 N+A plus 0.15 cents/gallon/N+A number above 40 N+A less 1.0 cents/gallon.

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss: This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of HCU 942.

Quantity Measurement: Quantity measurements shall be taken at HCU 942 meter
--------------------
FQ-2600. The following meters shall be used as input to the above calculations:

       Light Cycle Oil to HCU 942:                              XX-XXXX
       Heavy Gas Oil from DCU 843 to HCU 942:                   DCU 843 FE-1000
       Heavy Gas Oil from AVU 146 & Light Cycle Oil to HCU 942: HCU 942 FQ-1020

Quality Measurement: Grab samples shall be taken (3) times per week and analyzed
-------------------
by gas chromatography and distillation.

Product Purchase Agreement                Page 33                 August 3, 1999

                                 EXHIBIT A-22

Product: Kerosene from HCU 942
-------

Target Specification:
--------------------

        Property                         Specification           Test Method
        --------                         -------------           -----------

        API Gravity                      37.0 Minimum            ASTM D-1298,
                                                                 ASTM D-287, or
                                                                 ASTM D-4052
        API Gravity                      51.0 Maximum            ASTM D-1298,
                                                                 ASTM D-287, or
                                                                 ASTM D-4052
        Corrosion 2 hrs. @212 degrees F  1 Maximum               ASTM D-130
        MSEP                             85 Minimum              ASTM D-3948
        Water Reaction Interface Rating  1b Maximum              ASTM D-1094
        Freezing Point                   -40 degrees C Maximum   ASTM D-2386
                                                                 or
                                                                 ASTM D-5972
        Viscosity @ -4 degrees F         8.0 cSt Maximum         ASTM D-445
        Flash Point                      108 degrees F Minimum   ASTM D-56
        10%                              400 degrees F Maximum   ASTM D-86
        FBP                              572 degrees F Maximum   ASTM D-86
        Residue, %                       1.5 Maximum             ASTM D-86
        Loss, %                          1.5 Maximum             ASTM D-86
        Existent Gum                     7 mg/100 ml Maximum     ASTM D-381
        Thermal Stability Pressure Drop  25 mm/Hg Maximum        ASTM D-3241
        Thermal Stability Tube Deposit   3 Code Maximum          ASTM D-3241
        Sulfur                           0.30 wt% Maximum        ASTM D-2622
        Doctor                           Negative                ASTM D-4952
        Aromatics                        25 vol% Maximum         ASTM D-1319
        Neutralization Number            0.1 mg KOH/g Maximum    ASTM D-974

        Smoke / Naphthalenes
                Smoke Point              25 Minimum              ASTM D-1322
                OR
                Smoke Point              18 Minimum              ASTM D-1322
                AND
                Naphthalenes             3.0 Maximum             ASTM D-1840

        Target specifications are based on current fungible aviation fuel namely Colonial 54 Grade Jet Fuel. To the extent the specifications change for Colonial 54 Grade Jet Fuel the target specifications will be changed accordingly.

Quantity: Coker Company shall sell and Clark shall purchase the portion of this
--------
Product produced by Coker Company feedstocks in HCU 942. That portion is calculated as follows:

        Coker Company Kerosene =  Total Kerosene * ( Heavy Gas Oil from AVU 146 to HCU 942 * 21.64 + Heavy Gas Oil from DCU 843 to HCU 942 * 22.16 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume / ( Heavy Gas Oil from AVU 146 to HCU 942 * 21.64 + Heavy Gas Oil from DCU 843 to HCU 942 * 22.16 + Light Cycle Oil to HCU 942 *
                           65.67 )

        Heavy Gas Oil from AVU 146 to HCU 942 =   Heavy Gas Oil from AVU 146 &
                                                  Light Cycle Oil to HCU 942 -
                                                  Light Cycle Oil to HCU 942

Product Purchase Agreement              Page 34                   August 3, 1999

                                 EXHIBIT A-22


The above equations are based on the following deemed quantities. Deemed quantities for other feedstock types will be developed as needed to accommodate optimization opportunities.

     ------------------------------------------------------------------------------------
        Deemed Quantities                               Heavy Gas Oil       Heavy Gas Oil
     (Volume % of Feed Type)         Light Cycle Oil    from  DCU 843       from AVU 146
     ------------------------------------------------------------------------------------
            Kerosene                      65.67              22.16              21.64
     ------------------------------------------------------------------------------------

Price: The arithmetic average of the high/low Platt's Oilgram Price Report U. S.
-----
Gulf Coast Pipeline posting for spot purchases of Jet/Kero 54 for each publication day less 1.0 cents/gallon less 0.05 cents/gallon marketing fee multiplied by the quantity of the Product delivered on that day.

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss: This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of HCU 942.

Quantity Measurement: Quantity measurements shall be taken at HCU 942 meter
--------------------
FQ-2575. The following meters shall be used as input to the above calculations:

        Light Cycle Oil to HCU 942:                              XX-XXXX
        Heavy Gas Oil from DCU 843 to HCU 942:                   DCU 843 FE-1000
        Heavy Gas Oil from AVU 146 & Light Cycle Oil to HCU 942: HCU 942 FQ-1020

Quality Measurement: Grab samples shall be taken (3) times per week and analyzed
-------------------
for each specification.

Product Purchase Agreement                 Page 35               August 3, 1999

                                 EXHIBIT A-23

Product: Diesel from HCU 942
-------

Target Specification:
--------------------

        Property                                            Specification           Test Method
        --------                                            -------------           -----------
        API Gravity                                         30.0 Minimum            ASTM D-1298,
                                                                                    ASTM D-287, or
                                                                                    ASTM D-4052
        Corrosion 3 hrs. @ 212 degrees F                    1 Maximum               ASTM D-130
        Viscosity @ 100 degrees F                           2.0 cSt Minimum         ASTM D-445
        Viscosity @ 100 degrees F                           3.6 cSt Maximum         ASTM D-445
        Flash Point                                         130 degrees F Minimum   ASTM D-56
        90%                                                 540 degrees F Minimum   ASTM D-86
        90%                                                 640 degrees F Maximum   ASTM D-86
        FBP                                                 690 degrees F Maximum   ASTM D-86
        Color                                               2.5 Maximum             ASTM D-1500
        Cloud (September-March)                             15 degrees F Maximum    ASTM D-2500,
                                                                                    ASTM D-5771,
                                                                                    or
                                                                                    ASTM D-5773
        Cloud (April-August)                                20 degrees F Maximum    ASTM D-2500,
                                                                                    ASTM D-5771,
                                                                                    or
                                                                                    ASTM D-5773
        Pour (September-March)                              0 degrees F Maximum     ASTM D-97,
                                                                                    ASTM D-5949,
                                                                                    or
                                                                                    ASTM D-5950
        Pour (April-August)                                 10 degrees F Maximum    ASTM D-97,
                                                                                    ASTM D-5949,
                                                                                    or
                                                                                    ASTM D-5950
        Sulfur                                              0.047 wt% Maximum       ASTM D-2622
        Cetane Index                                        42 Minimum              ASTM D-976
        Ash                                                 0.01 wt% Maximum        ASTM D-482
        Carbon Residue
         (Ramsbottom on 10% Bottom)                         0.35 Maximum            ASTM D-524
        BS&W                                                0.05 Maximum            ASTM D-1796
        Haze Rating @ 77 degrees F (Procedure 2)            2 Maximum               ASTM D-4176

        Thermal Stability
               90 Minutes 150 degrees C Pad Rating          7 Maximum               Dupont Scale
               OR
               Oxidation Stability                          2.5 mg/100 ml Maximum   ASTM D-2274

* Denotes less than

        Target specifications are based on current fungible transportation diesel fuel namely Colonial 74 Grade Low Sulfur Diesel Fuel. To the extent the specifications change for Colonial 74 Grade Low Sulfur Diesel Fuel the target specifications will be changed accordingly.

Quantity: Coker Company shall sell and Clark shall purchase the portion of this
--------
Product produced by Coker Company feedstocks in HCU 942. That portion is calculated as follows:

        Coker Company Diesel =  Total Diesel * ( Heavy Gas Oil from AVU 146 to
                          HCU

Product Purchase Agreement               Page 36                  August 3, 1999

                                 EXHIBIT A-23

                   942 * 12.58 + Heavy Gas Oil from DCU 843 to HCU 942 * 13.11 )
                   * Coker Company Crude Oil Volume / Total Crude Oil Volume /
                   ( Heavy Gas Oil from AVU 146 to HCU 942 * 12.58 + Heavy Gas Oil from DCU 843 to HCU 942 * 13.11 + Light Cycle Oil to HCU 942 * 28.84 )

        Heavy Gas Oil from AVU 146 to HCU 942 =  Heavy Gas Oil from AVU 146 &
                                                 Light Cycle Oil to HCU 942 -
                                                 Light Cycle Oil to HCU 942

The above equations are based on the following deemed quantities. Deemed quantities for other feedstock types will be developed as needed to accommodate optimization opportunities.

     --------------------------------------------------------------------------------------
        Deemed Quantities                                   Heavy Gas Oil     Heavy Gas Oil
     (Volume % of Feed Type)           Light Cycle Oil      from DCU 843      from AVU 146
     --------------------------------------------------------------------------------------
             Diesel                         28.84               13.11             12.58
     --------------------------------------------------------------------------------------

Price: The arithmetic average of the high/low Platt's Oilgram Price Report U. S.
-----
Gulf Coast Pipeline posting for spot purchases of LS No. 2 for each publication day less 0.05 cents/gallon marketing fee multiplied by the quantity of the Product delivered on that day.

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss: This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of HCU 942.

Quantity Measurement: Quantity measurements shall be taken at HCU 942 meter
--------------------
FQ-2500. The following meters shall be used as input to the above calculations:

        Light Cycle Oil to HCU 942:                              XX-XXXX
        Heavy Gas Oil from DCU 843 to HCU 942:                   DCU 843 FE-1000
        Heavy Gas Oil from AVU 146 & Light Cycle Oil to HCU 942: HCU 942 FQ-1020

Quality Measurement: Grab samples shall be taken (3) times per week and analyzed
-------------------
for each specification.

Product Purchase Agreement              Page 37                   August 3, 1999

                                 EXHIBIT A-24

Product: Ultra Low Sulfur Gas Oil from HCU 942
-------

Target Specification:
--------------------

     Property            Specification             Test Method
     --------            -------------             -----------

     Flash Point         165 degrees F Minimum     ASTM D-56
     Sulfur              0.05 wt% Maximum          ASTM D-2622

Quantity: Coker Company shall sell and Clark shall purchase the portion of this
--------
Product produced by Coker Company feedstocks in HCU 942. That portion is calculated as follows:

     Coker Company Gas Oil =  Total Gas Oil * Coker Company Crude Oil Volume /
                        Total Crude Oil Volume

Deemed quantities for Clark feedstock types that produce this Product will be developed as needed to accommodate optimization opportunities.

Price: The arithmetic average of the high/low Oil Price Information Service
-----
posting for spot purchases of U. S. Gulf Coast VGO (Low Sulfur) Cargo for each publication day multiplied by the quantity of the Product delivered on that day.

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss: This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of HCU 942.

Quantity Measurement: Quantity measurements shall be taken at HCU 942 meter
--------------------
FQ-2426.

Quality Measurement: Grab samples shall be taken (3) times per week and analyzed
-------------------
for flash and sulfur specification.

Product Purchase Agreement              Page 38                   August 3, 1999

                                 EXHIBIT A-25

Product: Stripper Off Gas from Naphtha Hydrotreater 1344
-------

Target Specification:
--------------------

     Component              Specification       Test Method
     ---------              -------------       -----------

     H2S                    3.7% Mole Typical   UOP-539
     Hydrogen               45.2% Mole Typical  UOP-539
     Nitrogen               0.9% Mole Typical   UOP-539
     Methane                5.1% Mole Typical   UOP-539
     Ethane                 8.0% Mole Typical   UOP-539
     Propane                13.7% Mole Typical  UOP-539
     Isobutane              6.0% Mole Typical   UOP-539
     Normal Butane          13.8% Mole Typical  UOP-539
     Pentane and Heavier    3.6% Mole Typical   UOP-539

Quantity: Coker Company shall sell and Clark shall purchase the portion of each
--------
component of this Product produced by Coker Company feedstocks in Naphtha Hydrotreater 1344. That portion for each component is calculated as follows:

     H2S
     ---

     Coker Company H2S =  Total Contained H2S in Stripper Off-Gas * ( Coker
                Naphtha to Naphtha Hydrotreater 1344 * 0.31 + ( Total Unfinished Naphtha - Excessed Unfinished Naphtha ) * 0.11 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume / (( Coker Naphtha to Naphtha Hydrotreater 1344 * 0.31 + ( Total Naphtha Hydrotreater Feed - Coker Naphtha to Naphtha Hydrotreater 1344 ) * 0.11 )

     Where:

     Total Contained H2S in
     Stripper Off-Gas (FOEB/D) =   Total Stripper Off-Gas from Naphtha
                                 Hydrotreater 1344 (MSCF/D) * Mole Fraction H2S
                                 * 0.0907 (LB/SCF) * 7,105 (BTU/LB) / 1000 / 6.0
                                 (MMBTU/FOEB)

     Total Unfinished Naphtha =    The Total Unfinished Naphtha from AVU 146 as
                                 defined in Exhibit A-3.

     Excessed Unfinished Naphtha = The excessed Unfinished Naphtha from AVU 146 as defined in Exhibit A-3.

     Hydrogen
     --------

     Coker Company Hydrogen =      Total Contained Hydrogen in Stripper Off-Gas
                * ( Coker Naphtha to Naphtha Hydrotreater 1344 * 0.17 + ( Total Unfinished Naphtha - Excessed Unfinished Naphtha ) * 1.01 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume /
                (( Coker Naphtha to Naphtha Hydrotreater 1344 * 0.17 + ( Total Naphtha Hydrotreater Feed - Coker Naphtha to Naphtha Hydrotreater 1344 ) * 1.01 )

     Where:

     Total Contained Hydrogen in
     Stripper Off-Gas (FOEB/D) =  Total Stripper Off-Gas from Naphtha
                                 Hydrotreater 1344 (MSCF/D) * Mole Fraction
                                 Hydrogen * 0.0053 (LB/SCF) * 60,950 (BTU/LB) /
                                 1000 / 6.0 (MMBTU/FOEB)

Product Purchase Agreement              Page 39                   August 3, 1999

                                 EXHIBIT A-25

     Total Unfinished Naphtha =     The Total Unfinished Naphtha from AVU 146 as
                                defined in Exhibit A-3.

     Excessed Unfinished Naphtha =  The excessed Unfinished Naphtha from AVU 146 as defined in Exhibit A-3.

     Methane
     -------

     Coker Company Methane =        Total Contained Methane in Stripper Off-Gas
                    * ( Coker Naphtha to Naphtha Hydrotreater 1344 * 0.17 +
                    ( Total Unfinished Naphtha - Excessed Unfinished Naphtha ) *
                    1.01 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume / (( Coker Naphtha to Naphtha Hydrotreater 1344 *
                    0.17 + ( Total Naphtha Hydrotreater Feed - Coker Naphtha to Naphtha Hydrotreater 1344 ) * 1.01 )
     Where:

     Total Contained Methane in
     Stripper Off-Gas (FOEB/D) =    Total Stripper Off-Gas from Naphtha
                                Hydrotreater 1344 (MSCF/D) * Mole Fraction
                                Methane * 0.0425 (LB/SCF) * 23,840 (BTU/LB) /
                                1000 / 6.0 (MMBTU/FOEB)

     Total Unfinished Naphtha =     The Total Unfinished Naphtha from AVU 146 as
                                defined in Exhibit A-3.

     Excessed Unfinished Naphtha =  The excessed Unfinished Naphtha from AVU 146 as defined in Exhibit A-3.

     Ethane
     ------

     Coker Company Ethane =         Total Contained Ethane in Stripper Off-Gas *
                    ( Coker Naphtha to Naphtha Hydrotreater 1344 * 0.17 +
                    ( Total Unfinished Naphtha - Excessed Unfinished Naphtha ) *
                    1.01 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume / (( Coker Naphtha to Naphtha Hydrotreater 1344 *
                    0.17 + ( Total Naphtha Hydrotreater Feed - Coker Naphtha to Naphtha Hydrotreater 1344 ) * 1.01 )
     Where:

     Total Contained Ethane in
     Stripper Off-Gas (FOEB/D) =    Total Stripper Off-Gas from Naphtha
                                Hydrotreater 1344 (MSCF/D) * Mole Fraction
                                Ethane * 0.0800 (LB/SCF) * 22,169 (BTU/LB) /
                                1000 / 6.0 (MMBTU/FOEB)

     Total Unfinished Naphtha =     The Total Unfinished Naphtha from AVU 146 as
                                defined in Exhibit A-3.

     Excessed Unfinished Naphtha =  The excessed Unfinished Naphtha from AVU 146 as defined in Exhibit A-3.

     Propane
     -------

     Coker Company Propane =        Total Contained Propane in Stripper Off-Gas
                    * ( Coker Naphtha to Naphtha Hydrotreater 1344 * 0.14 +
                    ( Total Unfinished Naphtha - Excessed Unfinished Naphtha ) *
                    0.00 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume / (( Coker Naphtha to Naphtha Hydrotreater 1344 *
                    0.14 + ( Total Naphtha Hydrotreater Feed - Coker Naphtha to Naphtha Hydrotreater 1344 ) * 0.00 )

Product Purchase Agreement              Page 40                   August 3, 1999

                                 EXHIBIT A-25

     Where:

     Total Contained Propane in
     Stripper Off-Gas (B/D) = Total Stripper Off-Gas from Naphtha Hydrotreater
                                    1344 (MSCF/D) * Mole Fraction Propane *
                                    0.1187 (LB/SCF) / 177.7 (LB/BBL) * 1000

     Total Unfinished Naphtha =      The Total Unfinished Naphtha from AVU 146
                                    as defined in Exhibit A-3.

     Excessed Unfinished Naphtha =   The excessed Unfinished Naphtha from AVU
                                    146 as defined in Exhibit A-3.

     Isobutane
     ---------

     Coker Company Isobutane =       Total Contained Isobutane in Stripper
                     Off-Gas * ( Coker Naphtha to Naphtha Hydrotreater 1344 *
                     0.06 + ( Total Unfinished Naphtha - Excessed Unfinished Naphtha ) * 0.00 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume / (( Coker Naphtha to Naphtha Hydrotreater 1344 * 0.06 + ( Total Naphtha Hydrotreater Feed - Coker Naphtha to Naphtha Hydrotreater 1344 ) * 0.00 )
     Where:

     Total Contained Isobutane in
     Stripper Off-Gas (B/D) = Total Stripper Off-Gas from Naphtha Hydrotreater
                                   1344 (MSCF/D) * Mole Fraction Isobutane *
                                   0.1582 (LB/SCF) / 197.2 (LB/BBL) * 1000

     Total Unfinished Naphtha =      The Total Unfinished Naphtha from AVU 146
                                   as defined in Exhibit A-3.

     Excessed Unfinished Naphtha =   The excessed Unfinished Naphtha from AVU
                                   146 as defined in Exhibit A-3.

     Normal Butane
     -------------

     Coker Company Normal Butane =           Total Contained Normal Butane in
                          Stripper Off-Gas * ( Coker Naphtha to Naphtha Hydrotreater 1344 * 0.12 + ( Total Unfinished
                          Naphtha -Excessed Unfinished Naphtha ) * 0.00 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume / (( Coker Naphtha to Naphtha Hydrotreater 1344
                          * 0.12 + ( Total Naphtha Hydrotreater Feed - Coker Naphtha to Naphtha Hydrotreater 1344 ) * 0.00 )
     Where:

     Total Contained Normal Butane
     In Stripper Off-Gas (B/D) =    Total Stripper Off-Gas from Naphtha
                                   Hydrotreater 1344 (MSCF/D) * Mole Fraction
                                   Normal Butane * 0.1585 (LB/SCF) / 204.6
                                   (LB/BBL) * 1000

     Total Unfinished Naphtha =     The Total Unfinished Naphtha from AVU 146 as
                                   defined in Exhibit A-3.

     Excessed Unfinished Naphtha =  The excessed Unfinished Naphtha from AVU 146 as defined in Exhibit A-3.

Product Purchase Agreement              Page 41                   August 3, 1999

                               EXHIBIT A-25

     Pentane and Heavier
     -------------------

     Coker Company Pentane
     and Heavier =  Total Contained Pentane and Heavier in Stripper Off-Gas *
                               ( Coker Naphtha to Naphtha Hydrotreater 1344 *
                               100.03 + ( Total Unfinished Naphtha - Excessed Unfinished Naphtha ) * 99.00 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume /
                               (( Coker Naphtha to Naphtha Hydrotreater 1344 *
                               100.03 + ( Total Naphtha Hydrotreater Feed -Coker Naphtha to Naphtha Hydrotreater 1344 ) * 99.00 )
     Where:

     Total Contained Pentane
     and Heavier In
     Stripper Off-Gas (B/D) =  Total Stripper Off-Gas from Naphtha Hydrotreater
                                   1344 (MSCF/D) * Mole Fraction Pentane and
                                   Heavier * 0.1980 (LB/SCF) / 221.0 (LB/BBL) *
                                   1000

The above equations are based on the following deemed quantities. Deemed quantities for other feedstock types will be developed as needed to accommodate optimization opportunities.

          ----------------------------------------------------------------------
             Deemed Quantities                                    Unfinished
          (Volume % of Feed Type)       Coker Naphtha              Naphtha
          ----------------------------------------------------------------------
                    H2S                      0.31                   0.11
          ----------------------------------------------------------------------
                 Hydrogen                    0.17                   1.01
          ----------------------------------------------------------------------
                  Methane                    0.17                   1.01
          ----------------------------------------------------------------------
                   Ethane                    0.17                   1.01
          ----------------------------------------------------------------------
                  Propane                    0.14                   0.00
          ----------------------------------------------------------------------
                 Isobutane                   0.06                   0.00
          ----------------------------------------------------------------------
               Normal Butane                 0.12                   0.00
          ----------------------------------------------------------------------
             Pentane & Heavier             100.03                  99.00
          ----------------------------------------------------------------------

Price: For Hydrogen, Methane, and Ethane: The weighted average delivered cost of
-----
natural gas purchased by Clark converted into dollars per FOEB where 6.0 MMBTU is equivalent to 1.0 FOEB less Fractionation Fee.

For contained Propane: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu, Texas Eastern Pipeline posting for spot purchases of propane for each publication day less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of propane in the delivered Product.

For contained Isobutane: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu posting for spot purchases of isobutane for each publication day plus 1.25 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of isobutane in the delivered Product.

For contained Normal Butane delivered from October through February: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu, Texas Eastern Pipeline posting for spot purchases of normal butane for each publication day plus 1.25 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of normal butane in the delivered Product.

For contained Normal Butane delivered from March through September: The arithmetic average

Product Purchase Agreement              Page 42                   August 3, 1999

                                 EXHIBIT A-25

of the high/low Oil Price Information Service Mont Belvieu, Texas Eastern Pipeline posting for spot purchases of normal butane for each publication day less 3.0 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of normal butane in the delivered Product.

For contained Pentanes and Heavier: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu posting for spot purchases of natural gasoline Non-Dynegy for each publication day less 1.5 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of pentanes and heavier in the delivered Product.

For all other contained components: All other components are transferred to Clark at no cost.

The Fractionation Fee is calculated as the sum of a variable and fixed fee component as follows:

     Fractionation Fee =    Base Variable Fee * Current Natural Gas / 2.236 +
                            Fixed Variable Fee * (1.02) (N-1998)
     Where:

     Base Variable Fee =    0.627 dollars per barrel
     Current Natural Gas =  The weighted average delivered cost of natural gas purchased by Clark converted into dollars per MMBTU.
     Fixed Variable Fee =   0.344 dollars per barrel
     N =  Current 4 digit year (i.e. 2002)

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss: This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of Naphtha Hydrotreater 1344.

Quantity Measurement: Quantity measurements of the Stripper Off Gas from Naphtha
--------------------
Hydrotreater 1344 shall be taken at CCR 1344 meter FR-864.

The following meters shall be used as input to the above calculations:

     Coker Naphtha to Naphtha Hydrotreater 1344:       CCR FRC-601
     Total Naphtha Hydrotreater Feed:                  CCR FR-677

Quality Measurement: Grab samples shall be taken at least (3) times per week and
-------------------
analyzed by gas chromatography.

Product Purchase Agreement                   Page 43              August 3, 1999

                                 EXHIBIT A-26

Product: Treated Naphtha from Naphtha Hydrotreater 1344
-------

Target Specification:
--------------------

       Component                     Specification         Test Method
       ---------                     -------------         -----------

       Sulfur                        0.5 ppmw              ASTM D-4045
       Nitrogen                      0.5 ppmw              ASTM D-4629
       Doctor                        Negative              ASTM D-4952

Quantity: Coker Company shall sell and Clark shall purchase the portion of this
--------
Product produced by Coker Company feedstocks in Naphtha Hydrotreater 1344. That portion is calculated as follows:

       Platformer Charge * ( Coker Naphtha to Naphtha Hydrotreater 1344 * 100.03 + ( Total Unfinished Naphtha - Excessed Unfinished Naphtha ) * 99.00 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume / (( Coker Naphtha to Naphtha Hydrotreater 1344 * 100.03 + ( Total Naphtha Hydrotreater Feed - Coker Naphtha to Naphtha Hydrotreater 1344 ) *
       99.00 )

       Where:

       Total Unfinished Naphtha =    The Total Unfinished Naphtha from AVU 146as
                                  defined in Exhibit A-3.

       Excessed Unfinished Naphtha = The excessed Unfinished Naphtha from AVU
                                      146 as defined in Exhibit A-3.

The above equations are based on the following deemed quantities. Deemed quantities for other feedstock types will be developed as needed to accommodate optimization opportunities.

     -------------------------------------------------------------------
        Deemed Quantities                               Unfinished
     (Volume % of Feed Type)        Coker Naphtha        Naphtha
     -------------------------------------------------------------------
        Pentane & Heavier              100.03             99.00
     -------------------------------------------------------------------

Price: The price of Treated Naphtha from Naphtha Hydrotreater 1344 is calculated
-----
as follows:

       Treated Naphtha =  ( Coker Naphtha to Naphtha Hydrotreater 1344 * 100.03
                  * ( Price of Untreated Naphtha from DCU 843 + 3.0 cents/ gallon ) + ( Total Unfinished Naphtha - Excessed Unfinished Naphtha ) * 99.00 * ( Price of Unfinished Naphtha + 1.5 cents/gallon ) ) / ( Coker Naphtha to Naphtha Hydrotreater 1344 * 100.03 + ( Total Unfinished Naphtha - Excessed Unfinished Naphtha ) * 99.00 )

     Where:

     Price of Untreated Naphtha from DCU 843 =  The price as described in
                                                  Exhibit A-13.

     Price of Unfinished Naphtha =   The price as described in Exhibit A-3.

Delivery Point/Risk of Loss: This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of Naphtha Hydrotreater 1344.

Quantity Measurement: The following meters shall be used as input to the above
--------------------
calculations:

Coker Naphtha to Naphtha Hydrotreater 1344:    CCR FRC-601

Product Purchase Agreement              Page 44                   August 3, 1999

                                 EXHIBIT A-26

     Total Naphtha Hydrotreater Feed:          CCR FR-677
     Platformer Charge                         CCR FR-863

Quality Measurement: Grab samples shall be taken at least (3) times per week and
-------------------
analyzed by sulfur, nitrogen, and doctor test.

Product Purchase Agreement              Page 45                   August 3, 1999

                                 EXHIBIT A-27


Product: Stripper Off Gas from GFU 241 in Kerosene or Diesel Service
-------

Target Specification:
--------------------

     Component                Specification           Test Method
     ---------                -------------           -----------
     H2S                      13.58% Mole Typical     UOP-539
     Water                    0.41% Mole Typical      UOP-539
     Hydrogen                 28.81% Mole Typical     UOP-539
     Methane                  13.99% Mole Typical     UOP-539
     Ethane                   14.81% Mole Typical     UOP-539
     Propane                  14.81% Mole Typical     UOP-539
     Isobutane                5.35% Mole Typical      UOP-539
     Normal Butane            3.70% Mole Typical      UOP-539
     Pentane and Heavier      4.12% Mole Typical      UOP-539

Quantity:  Coker Company shall sell and Clark shall purchase the portion of each
--------
component of this Product produced by Coker Company feedstocks in GFU 241. That portion for each component is calculated as follows:

     H2S
     ---

     Coker Company H2S = Total Contained H2S in Stripper Off-Gas * Total Feed to GFU 241 * Coker Company Crude Oil Volume / Total Crude Oil Volume

     Where:

     Total Contained H2S in
     Stripper Off-Gas (FOEB/D) =      Total Stripper Off-Gas from GFU 241
                                  (MSCF/D) * Mole Fraction H2S * 0.0907 (LB/SCF)
                                  * 7,105 (BTU/LB) / 1000 / 6.0 (MMBTU/FOEB)

     Hydrogen
     --------

     Coker Company Hydrogen =      Total Contained Hydrogen in Stripper Off-Gas
                * Total Feed to GFU 241 * Coker Company Crude Oil Volume / Total Crude Oil Volume

     Where:

     Total Contained Hydrogen in
     Stripper Off-Gas (FOEB/D) =    Total Stripper Off-Gas from GFU 241 (MSCF/D)
                                  * Mole Fraction Hydrogen * 0.0053 (LB/SCF) *
                                  60,950 (BTU/LB) / 1000 / 6.0 (MMBTU/FOEB)

     Methane
     -------

     Coker Company Methane =        Total Contained Methane in Stripper Off-Gas
                * Total Feed to GFU 241 * Coker Company Crude Oil Volume / Total Crude Oil Volume

     Where:

     Total Contained Methane in
     Stripper Off-Gas (FOEB/D) =    Total Stripper Off-Gas from GFU 241 (MSCF/D)
                                  * Mole Fraction Methane * 0.0425 (LB/SCF) *
                                  23,840 (BTU/LB) / 1000 / 6.0 (MMBTU/FOEB)

     Ethane
     ------

Product Purchase Agreement          Page 46                       August 3, 1999

                                 EXHIBIT A-27

     Coker Company Ethane =  Total Contained Ethane in Stripper Off-Gas * Total
                Feed to GFU 241 * Coker Company Crude Oil Volume / Total Crude Oil Volume
     Where:

     Total Contained Ethane in
     Stripper Off-Gas (FOEB/D) =    Total Stripper Off-Gas from GFU 241 (MSCF/D)
                                  * Mole Fraction Ethane * 0.0800 (LB/SCF) *
                                  22,169 (BTU/LB) / 1000 / 6.0 (MMBTU/FOEB)

     Propane
     -------

     Coker Company Propane =        Total Contained Propane in Stripper Off-Gas
                * Total Feed to GFU 241 * Coker Company Crude Oil Volume / Total Crude Oil Volume

     Where:

     Total Contained Propane in
     Stripper Off-Gas (B/D) =  Total Stripper Off-Gas from GFU 241 (MSCF/D) *
                     Mole Fraction Propane * 0.1187 (LB/SCF) / 177.7 (LB/BBL) * 1000

     Isobutane
     ---------

     Coker Company Isobutane =      Total Contained Isobutane in Stripper Off-
                Gas * Total Feed to GFU 241 * Coker Company Crude Oil Volume / Total Crude Oil Volume

     Where:

     Total Contained Isobutane in
     Stripper Off-Gas (B/D) =  Total Stripper Off-Gas from GFU 241 (MSCF/D)
                               * Mole Fraction Isobutane * 0.1582 (LB/SCF) /
                               197.2 (LB/BBL) * 1000

     Normal Butane
     -------------

     Coker Company Normal Butane =    Total Contained Normal Butane in Stripper
                    Off-Gas * Total Feed to GFU 241 * Coker Company Crude Oil Volume / Total Crude Oil Volume

     Where:

     Total Contained Normal Butane
     In Stripper Off-Gas (B/D) =    Total Stripper Off-Gas from GFU 241 (MSCF/D)
                                  * Mole Fraction Normal Butane * 0.1585
                                  (LB/SCF) / 204.6 (LB/BBL) * 1000

     Pentane and Heavier
     -------------------

     Coker Company Pentane
     and Heavier =  Total Contained Pentane and Heavier in Stripper Off-Gas *
                    Total Feed to GFU 241 * Coker Company Crude Oil Volume / Total Crude Oil Volume

     Where:

     Total Contained Pentane
     and Heavier In
     Stripper Off-Gas (B/D) =  Total Stripper Off-Gas from GFU 241 (MSCF/D) *
                                     Mole Fraction Pentane and Heavier * 0.1980
                                     (LB/SCF) / 221.0 (LB/BBL) * 1000

Product Purchase Agreement          Page 47                       August 3, 1999

                                 EXHIBIT A-27

Price: For Hydrogen, Methane, and Ethane: The weighted average delivered cost
-----
of natural gas purchased by Clark converted into dollars per FOEB where 6.0 MMBTU is equivalent to 1.0 FOEB less 0.84 dollars/FOEB.

For contained Propane: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu, Texas Eastern Pipeline posting for spot purchases of propane for each publication day less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of propane in the delivered Product.

For contained Isobutane: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu posting for spot purchases of isobutane for each publication day plus 1.25 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of isobutane in the delivered Product.

For contained Normal Butane delivered from October through February: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu, Texas Eastern Pipeline posting for spot purchases of normal butane for each publication day plus 1.25 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of normal butane in the delivered Product.

For contained Normal Butane delivered from March through September: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu, Texas Eastern Pipeline posting for spot purchases of normal butane for each publication day less 3.0 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of normal butane in the delivered Product.

For contained Pentanes and Heavier: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu posting for spot purchases of natural gasoline Non-Dynegy for each publication day less 1.5 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of pentanes and heavier in the delivered Product.

For all other contained components: All other components are transferred to Clark at no cost.

The Fractionation Fee is calculated as the sum of a variable and fixed fee component as follows:

     Fractionation Fee =    Base Variable Fee * Current Natural Gas / 2.236 +
                            Fixed Variable Fee * (1.02) (N-1998)
     Where:

     Base Variable Fee =    0.627 dollars per barrel
     Current Natural Gas =  The weighted average delivered cost of natural gas purchased by Clark converted into dollars per MMBTU.
     Fixed Variable Fee =   0.344 dollars per barrel
     N =  Current 4 digit year (i.e. 2002)

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss

Product Purchase Agreement          Page 48                       August 3, 1999

                                 EXHIBIT A-27

shall pass at the battery limits of GFU 241.

Quantity Measurement:  Quantity measurements shall be taken at GFU 241 meter
--------------------
FI-104.

Quality Measurement:  Grab samples shall be taken and analyzed by draeger and at
--------------------
least (3) times per week and analyzed by gas chromatography.

Product Purchase Agreement          Page 49                       August 3, 1999

                                 EXHIBIT A-28

Product: High Pressure Purge Gas from GFU 241
-------

Target Specification:
--------------------

     Property                Specification            Test Method
     --------                -------------            -----------
     H2S                     80 ppmw Maximum          Draeger
     Higher Heating Value    650 BTU/SCF Typical      UOP-539

Quantity:  Coker Company shall sell and Clark shall purchase the "Coker Company
--------
Share" of the total output of this Product. The Coker Company Share is defined as the output of this product multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

     Coker Company Share (FOEB/D) =  Total High Pressure Purge Gas from GFU 241
                     (MSCF/D) * Higher Heating Value (BTU/SCF) / 1000 / 6.0 (MMBTU/FOEB)

Price:  The weighted average delivered cost of natural gas purchased by Clark
------
converted into dollars per FOEB where 6.0 MMBTU is equivalent to 1.0 FOEB.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of GFU 241.

Quantity Measurement:  Product quantity measurements shall be taken at GFU 241
--------------------
XX-XXXX.

Quality Measurement:  Grab samples shall be taken and analyzed by draeger and at
--------------------
least (3) times per week and analyzed by gas chromatography.

Product Purchase Agreement          Page 50                       August 3, 1999

                                 EXHIBIT A-29

Product: Naphtha from GFU 241 in Kerosene or Diesel Service
-------

Target Specification:
--------------------

     Property         Specification             Test Method
     --------         -------------             -----------
     FBP              390 degrees F Maximum     ASTM D-86
     N+A              60.0% LV Typical          ASTM D-5134 - Modified to C-15

Quantity:  Coker Company shall sell and Clark shall purchase the "Coker Company
--------
Share" of the total output of this Product. The Coker Company Share is defined as the output of this product multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

Price:  The arithmetic average of the high/low Oil Price Information Service
-----
posting for spot purchases of U. S. Gulf Coast Naphtha (Domestic 40 N+A) for each publication day less 0.15 cents/gallon/N+A number below 40 N+A plus 0.15 cents/gallon/N+A number above 40 N+A less 1.0 cents/gallon less Fractionation Fee.

The Fractionation Fee is calculated as the sum of a variable and fixed fee component as follows:

     Fractionation Fee =  Base Variable Fee * Current Natural Gas / 2.236 +
                    Fixed Variable Fee * (1.02) (N-1998)
     Where:

     Base Variable Fee =    0.627 dollars per barrel
     Current Natural Gas =  The weighted average delivered cost of natural gas purchased by Clark converted into dollars per MMBTU.
     Fixed Variable Fee =   0.344 dollars per barrel
     N =  Current 4 digit year (i.e. 2002)

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of GFU 241.

Quantity Measurement:  Quantity measurements shall be taken at GFU 241 meter
--------------------
FRCA-110.

Quality Measurement: Grab samples shall be taken (3) times per week and analyzed
-------------------
by gas chromatography and distillation.


Product Purchase Agreement          Page 51                       August 3, 1999

                                 EXHIBIT A-30

Product: Kerosene from GFU 241 in Kerosene Service
-------

Target Specification:
--------------------

      Property                          Specification         Test Method
     --------                           -------------         -----------
     API Gravity                        37.0 Minimum          ASTM D-1298,
                                                              ASTM D-287, or
                                                              ASTM D-4052
     API Gravity                        51.0 Maximum          ASTM D-1298,
                                                              ASTM D-287, or
                                                              ASTM D-4052
     Corrosion 2 hrs. @212 F            1 Maximum             ASTM D-130
     MSEP                               85 Minimum            ASTM D-3948
     Water Reaction Interface Rating    1b Maximum            ASTM D-1094
     Freezing Point                     -40 C Maximum         ASTM D-2386
                                                              or
                                                              ASTM D-5972
     Viscosity @ -4 F                   8.0 cSt Maximum       ASTM D-445
     Flash Point                        108 F Minimum         ASTM D-56
     10%                                400 F Maximum         ASTM D-86
     FBP                                572 F Maximum         ASTM D-86
     Residue, %                         1.5 Maximum           ASTM D-86
     Loss, %                            1.5 Maximum           ASTM D-86
     Existent Gum                       7 mg/100 ml Maximum   ASTM D-381
     Thermal Stability Pressure Drop    25 mm/Hg Maximum      ASTM D-3241
     Thermal Stability Tube Deposit     3 Code Maximum        ASTM D-3241
     Sulfur                             0.30 wt% Maximum      ASTM D-2622
     Doctor                             Negative              ASTM D-4952
     Aromatics                          25 vol% Maximum       ASTM D-1319
     Neutralization Number              0.1 mg KOH/g Maximum  ASTM D-974

     Smoke / Naphthalenes
             Smoke Point                25 Minimum            ASTM D-1322
             OR
             Smoke Point                18 Minimum            ASTM D-1322
             AND
             Naphthalenes               3.0 Maximum           ASTM D-1840

     Target specifications are based on current fungible aviation fuel namely Colonial 54 Grade Jet Fuel. To the extent the specifications change for Colonial 54 Grade Jet Fuel the target specifications will be changed accordingly.

Quantity:  Coker Company shall sell and Clark shall purchase the "Coker Company
--------
Share" of the total output of this Product. The Coker Company Share is defined as the output of this product multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

Price:  The arithmetic average of the high/low Platt's Oilgram Price Report
-----
U.S. Gulf Coast Pipeline posting for spot purchases of Jet/Kero 54 for each publication less 0.05 cents/gallon marketing fee multiplied by the quantity of the Product delivered on that day.

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss

Product Purchase Agreement          Page 52                      August 3, 1999

                                 EXHIBIT A-30

shall pass at the battery limits of GFU 241.

Quantity Measurement:  Quantity measurements shall be taken at GFU 241 meter
--------------------
FRA-105.

Quality Measurement: Grab samples shall be taken (3) times per week and analyzed
-------------------
for each specification.

Product Purchase Agreement          Page 53                       August 3, 1999

                                 EXHIBIT A-31


Product:  Diesel from GFU 241 in Diesel Service
-------

Target Specification:
--------------------

     Property                                Specification          Test Method
     --------                                -------------          -----------
     Corrosion 3 hrs. @212 degrees F         1 Maximum              ASTM D-130
     Viscosity @ 100 degrees F               2.0 cSt Minimum
     Viscosity @ 100 degrees F               3.6 cSt Maximum        ASTM D-445
     Flash Point                             130 degrees F Minimum  ASTM D-56
     90%                                     540 degrees F Minimum  ASTM D-86
     90%                                     640 degrees F Maximum  ASTM D-86
     FBP                                     690 degrees F Maximum  ASTM D-86
     Color                                   2.5 Maximum            ASTM D-1500
     Sulfur                                  0.047 wt% Maximum      ASTM D-2622
     Ash                                     0.01 wt% Maximum       ASTM D-482
     Carbon Residue
       (Ramsbottom on 10% Bottom)            0.35 Maximum           ASTM D-524
     BS&W                                    Less than 0.5 Maximum  ASTM D-1796
     Haze Rating @77 degrees F (Procedure 2) 2 Maximum              ASTM D-4176

     Thermal Stability
       90 Minutes 150 degrees C Pad Rating   7 Maximum              Dupont Scale
       OR
       Oxidation Stability                   2.5 mg/100 ml Maximum  ASTM D-2274

     Target specifications are based on current fungible transportation diesel fuel namely Colonial 74 Grade Low Sulfur Diesel Fuel. To the extent the specifications change for Colonial 74 Grade Low Sulfur Diesel Fuel the target specifications will be changed accordingly.

Quantity:  Coker Company shall sell and Clark shall purchase the "Coker Company
--------
Share" of the total output of this Product. The Coker Company Share is defined as the output of this product multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

Price:  The arithmetic average of the high/low Platt's Oilgram Price Report
-----
U.S. Gulf Coast Pipeline posting for spot purchases of LS No. 2 for each publication day less 0.05 cents/gallon marketing fee multiplied by the quantity of the Product delivered on that day.

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of GFU 241.

Quantity Measurement:  Quantity measurements shall be taken at GFU 241 meter
--------------------
FRA-105.

Quality Measurement: Grab samples shall be taken (3) times per week and analyzed
--------------------
for each specification.

Product Purchase Agreement          Page 54                       August 3, 1999

                                 EXHIBIT A-32


Product: Stripper Off Gas from GFU 242
-------

Target Specification:
--------------------

     Component                   Specification          Test Method
     ---------                   -------------          -----------
     H2S                         9.52% Mole Typical     UOP-539
     Water                       0.95% Mole Typical     UOP-539
     Hydrogen                    44.76% Mole Typical    UOP-539
     Methane                     16.67% Mole Typical    UOP-539
     Ethane                      12.86% Mole Typical    UOP-539
     Propane                     7.62% Mole Typical     UOP-539
     Isobutane                   1.90% Mole Typical     UOP-539
     Normal Butane               1.43% Mole Typical     UOP-539
     Pentane and Heavier         4.29% Mole Typical     UOP-539

Quantity:  Coker Company shall sell and Clark shall purchase the portion of each
--------
component of this Product produced by Coker Company Feedstock in GFU 242. Coker Company Feedstock in GFU 242 is defined as the Total Feed to GFU 242 less the Unfinished Jet from AVU 146 drawn from inventory as defined in Exhibit A-4 multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume. The portion of each component of this Product produced by Coker Company feedstock in GFU 242 is calculated as follows:

     H2S
     ---

     Coker Company H2S =  Total Contained H2S in Stripper Off-Gas * Coker
                 Company Feedstock in GFU 242

     Where:

     Total Contained H2S in
     Stripper Off-Gas (FOEB/D) =      Total Stripper Off-Gas from GFU 242
                                  (MSCF/D) * Mole Fraction H2S * 0.0907 (LB/SCF)
                                  * 7,105 (BTU/LB) / 1000 / 6.0 (MMBTU/FOEB)
     Hydrogen

     Coker Company Hydrogen =       Total Contained Hydrogen in Stripper Off-Gas
                 * Coker Company Feedstock in GFU 242

     Where:

     Total Contained Hydrogen in
     Stripper Off-Gas (FOEB/D) =    Total Stripper Off-Gas from GFU 242 (MSCF/D)
                                  * Mole Fraction Hydrogen * 0.0053 (LB/SCF) *
                                  60,950 (BTU/LB) / 1000 / 6.0 (MMBTU/FOEB)

     Methane
     -------

     Coker Company Methane =        Total Contained Methane in Stripper Off-Gas
                 * Coker Company Feedstock in GFU 242

     Where:

     Total Contained Methane in
     Stripper Off-Gas (FOEB/D) =    Total Stripper Off-Gas from GFU 242 (MSCF/D)
                                  * Mole Fraction Methane * 0.0425 (LB/SCF) *
                                  23,840 (BTU/LB) / 1000 / 6.0 (MMBTU/FOEB)

Product Purchase Agreement          Page 55                       August 3, 1999

                                 EXHIBIT A-32

     Ethane
     ------

     Coker Company Ethane =         Total Contained Ethane in Stripper Off-Gas
                 * Coker Company Feedstock in GFU 242

     Where:

     Total Contained Ethane in
     Stripper Off-Gas (FOEB/D) =    Total Stripper Off-Gas from GFU 242 (MSCF/D)
                                  * Mole Fraction Ethane * 0.0800 (LB/SCF) *
                                  22,169 (BTU/LB) / 1000 / 6.0 (MMBTU/FOEB)

     Propane
     -------

     Coker Company Propane =        Total Contained Propane in Stripper Off-Gas
                 * Coker Company Feedstock in GFU 242

     Where:

     Total Contained Propane in
     Stripper Off-Gas (B/D) =       Total Stripper Off-Gas from GFU 242 (MSCF/D)
                                  * Mole Fraction Propane * 0.1187 (LB/SCF) /
                                  177.7 (LB/BBL) * 1000

     Isobutane
     ---------

     Coker Company Isobutane =      Total Contained Isobutane in Stripper
                 Off-Gas * Coker Company Feedstock in GFU 242

     Where:

     Total Contained Isobutane in
     Stripper Off-Gas (B/D) =       Total Stripper Off-Gas from GFU 242 (MSCF/D)
                                  * Mole Fraction Isobutane * 0.1582 (LB/SCF) /
                                  197.2 (LB/BBL) * 1000

     Normal Butane
     -------------

     Coker Company Normal Butane =  Total Contained Normal Butane in Stripper
                 Off-Gas * Coker Company Feedstock in GFU 242

     Where:

     Total Contained Normal Butane
     In Stripper Off-Gas (B/D) =    Total Stripper Off-Gas from GFU 242 (MSCF/D)
                                  * Mole Fraction Normal Butane * 0.1585
                                  (LB/SCF) / 204.6 (LB/BBL) * 1000

     Pentane and Heavier
     -------------------

     Coker Company Pentane
     and Heavier =           Total Contained Pentane and Heavier in Stripper
                             Off-Gas * Coker Company Feedstock in GFU 242

     Where:

     Total Contained Pentane
     and Heavier In
     Stripper Off-Gas (B/D) =       Total Stripper Off-Gas from GFU 242 (MSCF/D)
                                  * Mole Fraction Pentane and Heavier * 0.1980
                                  (LB/SCF) / 221.0 (LB/BBL) * 1000

Product Purchase Agreement          Page 56                       August 3, 1999

                                 EXHIBIT A-32

Price:  For Hydrogen, Methane, and Ethane:  The weighted average delivered cost
-----
of natural gas purchased by Clark converted into dollars per FOEB where 6.0 MMBTU is equivalent to 1.0 FOEB less Fractionation Fee.

For contained Propane: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu, Texas Eastern Pipeline posting for spot purchases of propane for each publication day less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of propane in the delivered Product.

For contained Isobutane: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu posting for spot purchases of isobutane for each publication day plus 1.25 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of isobutane in the delivered Product.

For contained Normal Butane delivered from October through February: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu, Texas Eastern Pipeline posting for spot purchases of normal butane for each publication day plus 1.25 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of normal butane in the delivered Product.

For contained Normal Butane delivered from March through September: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu, Texas Eastern Pipeline posting for spot purchases of normal butane for each publication day less 3.0 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of normal butane in the delivered Product.

For contained Pentanes and Heavier: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu posting for spot purchases of natural gasoline Non-Dynegy for each publication day less 1.5 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of pentanes and heavier in the delivered Product.

For all other contained components: All other components are transferred to Clark at no cost.

The Fractionation Fee is calculated as the sum of a variable and fixed fee component as follows:

     Fractionation Fee =    Base Variable Fee * Current Natural Gas / 2.236 +
                            Fixed Variable Fee * (1.02) (N-1998)
     Where:

     Base Variable Fee =    0.627 dollars per barrel
     Current Natural Gas =  The weighted average delivered cost of natural gas purchased by Clark converted into dollars per MMBTU.
     Fixed Variable Fee =   0.344 dollars per barrel
     N =  Current 4 digit year (i.e. 2002)

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of GFU 242.

Quantity Measurement:  Quantity measurements shall be taken at GFU 242 meter
--------------------
FI-204.

Product Purchase Agreement          Page 57                       August 3, 1999

                                 EXHIBIT A-32

Quality Measurement:  Grab samples shall be taken and analyzed by draeger and at
-------------------
least (3) times per week and analyzed by gas chromatography.

Product Purchase Agreement          Page 58                       August 3, 1999

                                 EXHIBIT A-33

Product: High Pressure Purge Gas from GFU 242
-------


Target Specification:
--------------------


     Property                  Specification            Test Method
     --------                  -------------             ----------
     H2S                       80 ppmw Maximum          Draeger
     Higher Heating Value      650 BTU/SCF Typical      UOP-539

Quantity:  Coker Company shall sell and Clark shall purchase the "Coker Company
--------
Share" of the total output of this Product produced by Coker Company Feedstock in GFU 242. Coker Company Feedstock in GFU 242 is defined as the Total Feed to GFU 242 less the Unfinished Jet from AVU 146 drawn from inventory as defined in Exhibit A-4 multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

     Coker Company Share (FOEB/D) =  Total High Pressure Purge Gas from GFU 242
                     (MSCF/D) * Higher Heating Value (BTU/SCF) / 1000 / 6.0 (MMBTU/FOEB)

Price:  The weighted average delivered cost of natural gas purchased by Clark
------
converted into dollars per FOEB where 6.0 MMBTU is equivalent to 1.0 FOEB.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of GFU 242.

Quantity Measurement:  Product quantity measurements shall be taken at GFU 242
--------------------
XX-XXXX.

Quality Measurement:  Grab samples shall be taken and analyzed by draeger and at
-------------------
least (3) times per week and analyzed by gas chromatography.

Product Purchase Agreement          Page 59                       August 3, 1999

                                 EXHIBIT A-34

Product: Naphtha from GFU 242
-------

Target Specification:
--------------------


     Property          Specification           Test Method
     --------          -------------           -----------
     FBP               390 F Maximum           ASTM D-86
     N+A               60.0% LV Typical        ASTM D-5134 - Modified to C-15

Quantity:  Coker Company shall sell and Clark shall purchase the "Coker Company
--------
Share" of the total output of this Product produced by Coker Company Feedstock in GFU 242. Coker Company Feedstock in GFU 242 is defined as the Total Feed to GFU 242 less the Unfinished Jet from AVU 146 drawn from inventory as defined in Exhibit A-4 multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

Price:  The arithmetic average of the high/low Oil Price Information Service
-----
posting for spot purchases of U. S. Gulf Coast Naphtha (Domestic 40 N+A) for each publication day less 0.15 cents/gallon/N+A number below 40 N+A plus 0.15 cents/gallon/N+A number above 40 N+A less 1.0 cents/gallon less Fractionation Fee.

The Fractionation Fee is calculated as the sum of a variable and fixed fee component as follows:

     Fractionation Fee =    Base Variable Fee * Current Natural Gas / 2.236 +
                            Fixed Variable Fee * (1.02) (N-1998)
     Where:

     Base Variable Fee =    0.627 dollars per barrel
     Current Natural Gas =  The weighted average delivered cost of natural gas purchased by Clark converted into dollars per MMBTU.
     Fixed Variable Fee =   0.344 dollars per barrel
     N =  Current 4 digit year (i.e. 2002)

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of GFU 242.

Quantity Measurement:  Quantity measurements shall be taken at GFU 242 meter
--------------------
FRCA-210.

Quality Measurement: Grab samples shall be taken (3) times per week and analyzed
--------------------
by gas chromatography and distillation.

Product Purchase Agreement          Page 60                       August 3, 1999

                                 EXHIBIT A-35

Product: Kerosene from GFU 242
-------

Target Specification:
--------------------

     Property                            Specification         Test Method
     --------                            -------------         -----------
     API Gravity                         37.0 Minimum          ASTM D-1298,
                                                               ASTM D-287, or
                                                               ASTM D-4052
     API Gravity                         51.0 Maximum          ASTM D-1298,
                                                               ASTM D-287, or
                                                               ASTM D-4052
      Corrosion 2 hrs. @212 F            1 Maximum             ASTM D-130
      MSEP                               85 Minimum            ASTM D-3948
      Water Reaction Interface Rating    1b Maximum            ASTM D-1094
      Freezing Point                     -40 C Maximum         ASTM D-2386
                                                               or
                                                               ASTM D-5972
      Viscosity @ -4 degrees F           8.0 cSt Maximum       ASTM D-445
      Flash Point                        108 F Minimum         ASTM D-56
      10%                                400 F Maximum         ASTM D-86
      FBP                                572 F Maximum         ASTM D-86
      Residue, %                         1.5 Maximum           ASTM D-86
      Loss, %                            1.5 Maximum           ASTM D-86
      Existent Gum                       7 mg/100 ml Maximum   ASTM D-381
      Thermal Stability Pressure Drop    25 mm/Hg Maximum      ASTM D-3241
      Thermal Stability Tube Deposit     3 Code Maximum        ASTM D-3241
      Sulfur                             0.30 wt% Maximum      ASTM D-2622
      Doctor                             Negative              ASTM D-4952
      Aromatics                          25 vol% Maximum       ASTM D-1319
      Neutralization Number              0.1 mg KOH/g Maximum  ASTM D-974

      Smoke / Naphthalenes
             Smoke Point                 25 Minimum            ASTM D-1322
             OR
             Smoke Point                 18 Minimum            ASTM D-1322
             AND
             Naphthalenes                3.0 Maximum           ASTM D-1840

     Target specifications are based on current fungible aviation fuel namely Colonial 54 Grade Jet Fuel. To the extent the specifications change for Colonial 54 Grade Jet Fuel the target specifications will be changed accordingly.

Quantity:  Coker Company shall sell and Clark shall purchase the "Coker Company
--------
Share" of the total output of this Product produced by Coker Company Feedstock in GFU 242. Coker Company Feedstock in GFU 242 is defined as the Total Feed to GFU 242 less the Unfinished Jet from AVU 146 drawn from inventory as defined in Exhibit A-4 multiplied by the Coker Company Crude Oil Volume divided by the Total Crude Oil Volume.

Price:  The arithmetic average of the high/low Platt's Oilgram Price Report U.
-----
S. Gulf Coast Pipeline posting for spot purchases of Jet/Kero 54 for each publication less 0.05 cents/gallon marketing fee multiplied by the quantity of the Product delivered on that day.

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Product Purchase Agreement          Page 61                       August 3, 1999

                                 EXHIBIT A-35

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of GFU 242.

Quantity Measurement:  Quantity measurements shall be taken at GFU 242 meter
--------------------
FRA-205.

Quality Measurement: Grab samples shall be taken (3) times per week and analyzed
--------------------
for each specification.

Product Purchase Agreement          Page 62                       August 3, 1999

                                 EXHIBIT A-36

Product:  Stripper Off Gas from GFU 243
-------

Target Specification:
--------------------

          Component                 Specification           Test Method
          ---------                 -------------           -----------

          H2S                       15.21% Mole Typical     UOP-539
          Water                     5.16% Mole Typical      UOP-539
          Hydrogen                  11.24% Mole Typical     UOP-539
          Methane                   7.75% Mole Typical      UOP-539
          Ethane                    18.13% Mole Typical     UOP-539
          Propane                   23.05% Mole Typical     UOP-539
          Isobutane                 7.99% Mole Typical      UOP-539
          Normal Butane             9.13% Mole Typical      UOP-539
          Pentane and Heavier       2.32% Mole Typical      UOP-539


Quantity:  Coker Company shall sell and Clark shall purchase the portion of each
--------
component of this Product produced by Coker Company feedstocks in GFU 243. That portion for each component is calculated as follows:

          H2S
          ---

          Coker Company H2S =   Total Contained H2S in Stripper Off-Gas *
                   ((Total volume of Diesel from AVU 146 - Diesel charge volume to GFU 241 + Total volume of Light Gas Oil from DCU 843) * Coker Company Crude Oil Volume / Total Crude Oil Volume - Coker Company Share of the Excessed Unfinished Diesel) / Total charge volume to GFU 243

          Where:

          Total Contained H2S in
          Stripper Off-Gas (FOEB/D) =    Total Stripper Off-Gas from GFU 243
                                      (MSCF/D) * Mole Fraction H2S * 0.0907
                                      (LB/SCF) * 7,105 (BTU/LB) / 1000 / 6.0
                                      (MMBTU/FOEB)


          Excessed Unfinished Diesel =  The volume of Unfinished Diesel as defined in Exhibit A-5
          Hydrogen
          --------

          Coker Company Hydrogen =  Total Contained Hydrogen in Stripper Off-Gas
                            * ((Total volume of Diesel from AVU 146 - Diesel charge volume to GFU 241 + Total volume of Light Gas Oil from DCU 843 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume - Coker Company Share of the Excessed Unfinished Diesel) / Total charge volume to GFU 243

          Where:

          Total Contained Hydrogen in
          Stripper Off-Gas (FOEB/D) =  Total Stripper Off-Gas from GFU 243
                                (MSCF/D) * Mole Fraction Hydrogen * 0.0053
                                (LB/SCF) * 60,950 (BTU/LB) / 1000 / 6.0
                                (MMBTU/FOEB)


          Excessed Unfinished Diesel =   The volume of Unfinished Diesel as
                                         defined in Exhibit A-5

          Methane
          -------

Product Purchase Agreement          Page 63                  August 3, 1999

                                 EXHIBIT A-36

          Coker Company Methane =       Total Contained Methane in Stripper Off-
                         Gas * ((Total volume of Diesel from AVU 146 - Diesel charge volume to GFU 241 + Total volume of Light Gas Oil from DCU 843) * Coker Company Crude Oil Volume / Total Crude Oil Volume - Coker Company Share of the Excessed Unfinished Diesel) / Total charge volume to GFU 243
          Where:

          Total Contained Methane in
          Stripper Off-Gas (FOEB/D) =   Total Stripper Off-Gas from GFU 243
                                     (MSCF/D) * Mole Fraction Methane * 0.0425
                                     (LB/SCF) * 23,840 (BTU/LB) / 1000 / 6.0
                                     (MMBTU/FOEB)

          Excessed Unfinished Diesel =  The volume of Unfinished Diesel as defined in Exhibit A-5

          Ethane
          ------

          Coker Company Ethane =        Total Contained Ethane in Stripper Off-
                         Gas * ((Total volume of Diesel from AVU 146 - Diesel charge volume to GFU 241 + Total volume of Light Gas Oil from DCU 843 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume - Coker Company Share of the Excessed Unfinished Diesel) / Total charge volume to GFU 243
          Where:

          Total Contained Ethane in
          Stripper Off-Gas (FOEB/D) =   Total Stripper Off-Gas from GFU 243
                                   (MSCF/D) * Mole Fraction Ethane * 0.0800
                                   (LB/SCF) * 22,169 (BTU/LB) / 1000 / 6.0
                                   (MMBTU/FOEB)

          Excessed Unfinished Diesel =  The volume of Unfinished Diesel as defined in Exhibit A-5

          Propane
          -------

          Coker Company Propane =       Total Contained Propane in Stripper Off-
                         Gas * ((Total volume of Diesel from AVU 146 - Diesel charge volume to GFU 241 + Total volume of Light Gas Oil from DCU 843 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume - Coker Company Share of the Excessed Unfinished Diesel) / Total charge volume to GFU 243

          Where:

          Total Contained Propane in
          Stripper Off-Gas (B/D) = Total Stripper Off-Gas from GFU 243 (MSCF/D)
                                    * Mole Fraction Propane * 0.1187 (LB/SCF) /
                                    177.7 (LB/BBL) * 1000

          Excessed Unfinished Diesel =  The volume of Unfinished Diesel as defined in Exhibit A-5

          Isobutane
          ---------

          Coker Company Isobutane =     Total Contained Isobutane in Stripper
                         Off-Gas * ((Total volume of Diesel from AVU 146 - Diesel charge volume to GFU 241 + Total volume of Light Gas Oil from DCU 843 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume - Coker Company Share of the Excessed Unfinished Diesel) / Total charge volume to GFU 243

Product Purchase Agreement          Page 64                  August 3, 1999

                                 EXHIBIT A-36

     Where:

     Total Contained Isobutane in
     Stripper Off-Gas (B/D) =  Total Stripper Off-Gas from GFU 243 (MSCF/D) *
                               Mole Fraction Isobutane * 0.1582 (LB/SCF) / 197.2 (LB/BBL) * 1000

     Excessed Unfinished Diesel =   The volume of Unfinished Diesel as defined
                                  in Exhibit A-5

     Normal Butane
     -------------

     Coker Company Normal Butane =      Total Contained Normal Butane in
                             Stripper Off-Gas * ((Total volume of Diesel from AVU 146 - Diesel charge volume to GFU 241 + Total volume of Light Gas Oil from DCU 843 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume - Coker Company Share of the Excessed Unfinished Diesel) / Total charge volume to GFU 243

     Where:

     Total Contained Normal Butane
     In Stripper Off-Gas (B/D) =    Total Stripper Off-Gas from GFU 243 (MSCF/D)
                                 * Mole Fraction Normal Butane * 0.1585 (LB/SCF) / 204.6 (LB/BBL) * 1000

     Excessed Unfinished Diesel =   The volume of Unfinished Diesel as defined
                                  in Exhibit A-5

     Pentane and Heavier
     -------------------

     Coker Company Pentane
     and Heavier =   Total Contained Pentane and Heavier in Stripper Off-Gas *
                     ((Total volume of Diesel from AVU 146 -Diesel charge volume to GFU 241 + Total volume of Light Gas Oil from DCU
                     843 ) * Coker Company Crude Oil Volume / Total Crude Oil
                     Volume - Coker Company Share of the Excessed Unfinished
                     Diesel) / Total charge volume to GFU 243

     Where:

     Total Contained Pentane
     and Heavier In
     Stripper Off-Gas (B/D) = Total Stripper Off-Gas from GFU 243 (MSCF/D) *
                                   Mole Fraction Pentane and Heavier * 0.1980
                                   (LB/SCF) / 221.0 (LB/BBL) * 1000

     Excessed Unfinished Diesel =  The volume of Unfinished Diesel as defined in
                                  Exhibit A-5

Price:  For Hydrogen, Methane, and Ethane:  The weighted average delivered cost
-----
of natural gas purchased by Clark converted into dollars per FOEB where 6.0 MMBTU is equivalent to 1.0 FOEB less Fractionation Fee.

For contained Propane: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu, Texas Eastern Pipeline posting for spot purchases of propane for each publication day less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of propane in the delivered Product.

Product Purchase Agreement          Page 65                  August 3, 1999

                                 EXHIBIT A-36

For contained Isobutane: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu posting for spot purchases of isobutane for each publication day plus 1.25 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of isobutane in the delivered Product.

For contained Normal Butane delivered from October through February: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu, Texas Eastern Pipeline posting for spot purchases of normal butane for each publication day plus 1.25 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of normal butane in the delivered Product.

For contained Normal Butane delivered from March through September: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu, Texas Eastern Pipeline posting for spot purchases of normal butane for each publication day less 3.0 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of normal butane in the delivered Product.

For contained Pentanes and Heavier: The arithmetic average of the high/low Oil Price Information Service Mont Belvieu posting for spot purchases of natural gasoline Non-Dynegy for each publication day less 1.5 cents/gallon less 0.10 cents/gallon marketing fee multiplied by the Inflation Factor less Fractionation Fee multiplied by the quantity of the Product delivered on that day weighted by the respective volume of pentanes and heavier in the delivered Product.

For all other contained components: All other components are transferred to Clark at no cost.

The Fractionation Fee is calculated as the sum of a variable and fixed fee component as follows:

     Fractionation Fee =    Base Variable Fee * Current Natural Gas / 2.236 +
                            Fixed Variable Fee * (1.02) (N-1998)
     Where:

     Base Variable Fee =    0.627 dollars per barrel
     Current Natural Gas =  The weighted average delivered cost of natural gas purchased by Clark converted into dollars per MMBTU.
     Fixed Variable Fee =   0.344 dollars per barrel
     N =  Current 4 digit year (i.e. 2002)

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of GFU 243.

Quantity Measurement:  Product quantity measurements shall be taken at GFU 243
--------------------
meter FI-160. Total charge volume to GFU 243 shall be taken at GFU 243 meter FIC-102.

Quality Measurement:  Grab samples shall be taken and analyzed by draeger and at
--------------------
least (3) times per week and analyzed by gas chromatography.

Product Purchase Agreement          Page 66                  August 3, 1999

                                 EXHIBIT A-37

Product:  Low Pressure Purge Gas from GFU 243
-------

Target Specification:
-----------------------

      Property                Specification        Test Method
      --------                -------------        -----------
      H2S                     80 ppmw Maximum      Draeger
      Higher Heating Value    750 BTU/SCF Typical  UOP-539

Quantity:  Coker Company shall sell and Clark shall purchase the portion of this
--------
Product produced by Coker Company feedstocks in GFU 243. That portion is calculated as follows:

      Coker Company Portion =  Total Low Pressure Purge Gas * ((Total volume of
                    Diesel from AVU 146 - Diesel charge volume to GFU 241 + Total volume of Light Gas Oil from DCU 843 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume - Coker Company Share of the Excessed Unfinished Diesel) / Total charge volume to GFU 243

     Where:

     Total Low Pressure
     Purge Gas (FOEB/D) =               Total Low Pressure Purge Gas from GFU
                          243 (MSCF/D) * Higher Heating Value (BTU/SCF) / 1000 /
                          6.0 (MMBTU/FOEB)

     Excessed Unfinished Diesel =  The volume of Unfinished Diesel as defined in
                                  Exhibit A-5

Price:  The weighted average delivered cost of natural gas purchased by Clark
------
converted into dollars per FOEB where 6.0 MMBTU is equivalent to 1.0 FOEB.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of GFU 243.

Quantity Measurement:  Product quantity measurements shall be taken at GFU 243
--------------------
meter FIC-117. Total charge volume to GFU 243 shall be taken at GFU 243 meter FIC-102.

Quality Measurement:  Grab samples shall be taken and analyzed by draeger and at
--------------------
least (3) times per week and analyzed by gas chromatography.

Product Purchase Agreement          Page 67                  August 3, 1999

                                 EXHIBIT A-38

Product:  High Pressure Purge Gas from GFU 243
-------


Target Specification:
-----------------------

      Property                Specification        Test Method
      --------                -------------        -----------

      H2S                     80 ppmw Maximum      Draeger
      Higher Heating Value    650 BTU/SCF Typical  UOP-539


Quantity:  Coker Company shall sell and Clark shall purchase the portion of this
--------
Product produced by Coker Company feedstocks in GFU 243. That portion is calculated as follows:

      Coker Company Portion =      Total High Pressure Purge Gas * ((Total
                     volume of Diesel from AVU 146 - Diesel charge volume to GFU 241 + Total volume of Light Gas Oil from DCU 843) * Coker Company Crude Oil Volume / Total Crude Oil Volume - Coker Company Share of the Excessed Unfinished Diesel) / Total charge volume to GFU 243
      Where:

      Total High Pressure
      Purge Gas (FOEB/D) =               Total High Pressure Purge Gas from GFU
                           243 (MSCF/D) * Higher Heating Value (BTU/SCF) / 1000 / 6.0 (MMBTU/FOEB)

      Excessed Unfinished Diesel =  The volume of Unfinished Diesel as defined in Exhibit A-5

Price:  The weighted average delivered cost of natural gas purchased by Clark
------
converted into dollars per FOEB where 6.0 MMBTU is equivalent to 1.0 FOEB.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of GFU 243.

Quantity Measurement:  Product quantity measurements shall be taken at GFU 243
--------------------
meter FIC-110. Total charge volume to GFU 243 shall be taken at GFU 243 meter FIC-102.

Quality Measurement:  Grab samples shall be taken and analyzed by draeger and at
--------------------
least (3) times per week and analyzed by gas chromatography.


Product Purchase Agreement          Page 68                  August 3, 1999

                                 EXHIBIT A-39

Product: Naphtha from GFU 243
-------

Target Specification:
--------------------

     Property           Specification     Test Method
     --------           -------------     -----------

     FBP                390 F Maximum     ASTM D-86
     N+A                60.0% LV Typical  ASTM D-5134 - Modified to C-15


Quantity:  Coker Company shall sell and Clark shall purchase the portion of this
--------
Product produced by Coker Company feedstocks in GFU 243. That portion is calculated as follows:

     Coker Company Portion =       Total Naphtha from GFU 243 * ((Total volume
                   of Diesel from AVU 146 - Diesel charge volume to GFU 241 + Total volume of Light Gas Oil from DCU 843) * Coker Company Crude Oil Volume / Total Crude Oil Volume - Coker Company Share of the Excessed Unfinished Diesel) / Total charge volume to GFU 243

     Where:

     Excessed Unfinished Diesel =  The volume of Unfinished Diesel as defined in
                                  Exhibit A-5

Price:  The arithmetic average of the high/low Oil Price Information Service
-----
posting for spot purchases of U. S. Gulf Coast Naphtha (Domestic 40 N+A) for each publication day less 0.15 cents/gallon/N+A number below 40 N+A plus 0.15 cents/gallon/N+A number above 40 N+A less 1.0 cents/gallon less Fractionation Fee.

The Fractionation Fee is calculated as the sum of a variable and fixed fee component as follows:

     Fractionation Fee =    Base Variable Fee * Current Natural Gas / 2.236 +
                            Fixed Variable Fee * (1.02) (N-1998)
     Where:

     Base Variable Fee =    0.627 dollars per barrel
     Current Natural Gas =  The weighted average delivered cost of natural gas purchased by Clark converted into dollars per MMBTU.
     Fixed Variable Fee =   0.344 dollars per barrel
     N =  Current 4 digit year (i.e. 2002)

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of GFU 243.

Quantity Measurement:  Product quantity measurements shall be taken at GFU 243
--------------------
meter FIC-115. Total charge volume to GFU 243 shall be taken at GFU 243 meter FIC-102.

Quality Measurement: Grab samples shall be taken (3) times per week and analyzed
--------------------
by gas chromatography and distillation.

Product Purchase Agreement          Page 69                  August 3, 1999

                                 EXHIBIT A-40

Product:  Diesel from GFU 243
-------

Target Specification:
--------------------


   Property                                Specification                     Test Method
   --------                                -------------                     -----------
   Corrosion 3 hrs. @212 degrees F           1 Maximum                       ASTM D-130
   Viscosity @ 100 degrees F               2.0 cSt Minimum                   ASTM D-445
   Viscosity @ 100 degrees F               3.6 cSt Maximum                   ASTM D-445
   Flash Point                             130 degrees F Minimum             ASTM D-56
   90%                                     540 degrees F Minimum             ASTM D-86
   90%                                     640 degrees F Maximum             ASTM D-86
   FBP                                     690 degrees F Maximum             ASTM D-86
   Color                                   2.5 Maximum                       ASTM D-1500
   Sulfur                                  0.047 wt% Maximum                 ASTM D-2622
   Ash                                     0.01 wt% Maximum                  ASTM D-482
   Carbon Residue
    (Ramsbottom on 10% Bottom)             0.35 Maximum                      ASTM D-524
   BS&W                                    (less than)0.05 Maximum           ASTM D-1796
   Haze Rating @77 degrees F (Procedure 2)    2 Maximum                      ASTM D-4176

   Thermal Stability
   90 Minutes 150 degrees C Pad Rating        7 Maximum      Dupont Scale
   OR
   Oxidation Stability                2.5 mg/100 ml Maximum  ASTM D-2274

   Target specifications are based on current fungible transportation diesel fuel namely Colonial 74 Grade Low Sulfur Diesel Fuel. To the extent the specifications change for Colonial 74 Grade Low Sulfur Diesel Fuel the target specifications will be changed accordingly.

Quantity:  Coker Company shall sell and Clark shall purchase the portion of this
--------
Product produced by Coker Company feedstocks in GFU 243. That portion is calculated as follows:

   Coker Company Portion =       Total Diesel from GFU 243 * (( Total volume of
                 Diesel from AVU 146 - Diesel charge volume to GFU 241 + Total volume of Light Gas Oil from DCU 843 ) * Coker Company Crude Oil Volume / Total Crude Oil Volume - Coker Company Share of the Excessed Unfinished Diesel ) / Total charge volume to GFU 243

   Where:

   Excessed Unfinished Diesel =  The volume of Unfinished Diesel as defined in
                                Exhibit A-5

Price:  The arithmetic average of the high/low Platt's Oilgram Price Report U.
-----
S. Gulf Coast Pipeline posting for spot purchases of LS No. 2 for each publication day less 0.05 cents/gallon marketing fee multiplied by the quantity of the Product delivered on that day.

The price for non-publication day deliveries shall be the arithmetic average of the prices for the last proceeding publication day and the next following publication day.

Delivery Point/Risk of Loss:  This Product shall be delivered by pipeline to
---------------------------
Clark and risk of loss shall pass at the battery limits of GFU 243.

Quantity Measurement:  Product quantity measurements shall be taken at GFU 243
--------------------
meter FIC-

Product Purchase Agreement          Page 70                  August 3, 1999

                                 EXHIBIT A-40

112.  Total charge volume to GFU 243 shall be taken at GFU 243 meter
FIC-102.

Quality Measurement: Grab samples shall be taken (3) times per week and analyzed
--------------------
for each specification.


Product Purchase Agreement          Page 71                  August 3, 1999

                                 EXHIBIT A-41

Product:  Liquid Sulfur
-------

Target Specification:
--------------------

     Property            Specification            Test Method
     --------            -------------            -----------
     H2S                 100 ppmw Maximum         Draeger

Quantity: Coker Company shall sell and Clark shall purchase the total output of
--------
this product from SRU 545.

Price:  Actual 3rd party sales price adjusted back to the custody transfer point
-----
for transportation and storage cost less $1.00 per long ton marketing fee.

Delivery Point/Risk of Loss: This product shall be delivered into railcar,
---------------------------
truck, or storage facility suitable to load marine vessels and risk of loss shall pass at the point of delivery.

Quantity Measurement / Metering Facilities:  Based on invoiced quantity.
------------------------------------------

Quality Measurement:  Grab samples shall be taken as needed by 3rd party sales
-------------------
agreements.

Product Purchase Agreement          Page 72                  August 3, 1999

                                 EXHIBIT A-42

Product:  Hydrogen to Clark Hydrogen Gathering System
-------

Target Specification:
--------------------

       Component         Specification            Test Method
       ---------         -------------            -----------

       Hydrogen          99.9% Mole Minimum       UOP-539
       Pressure          585 psig Minimum

Quantity: Coker Company shall sell and Clark shall purchase Hydrogen necessary
--------
to supplement Clark internally produced hydrogen.

Price:  The actual cost Coker Company pays for hydrogen under contract with Air
-----
Products.

Delivery Point/Risk of Loss:  This product shall be delivered by pipeline to the
---------------------------
Clark Hydrogen Gathering System.

Quantity Measurement: Product quantity measurements shall be taken at HGS meter
--------------------
XX-XXXX.

Quality Measurement:  Grab samples shall be taken at least (3) times per week
-------------------
and analyzed by gas chromatography.